UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-5897
                                   ------------


                        AXP MARKET ADVANTAGE SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     1/31
                         --------------
Date of reporting period:    7/31
                         --------------

                         AXP(R) Portfolio Builder Series

                          -- AXP(R) Portfolio Builder Conservative Fund
                          -- AXP(R) Portfolio Builder Moderate Conservative Fund -- AXP(R) Portfolio Builder Moderate Fund
                          -- AXP(R) Portfolio Builder Moderate Aggressive Fund -- AXP(R) Portfolio Builder Aggressive Fund
                          -- AXP(R) Portfolio Builder Total Equity Fund

Semiannual Report
for the Period Ended
July 31, 2004

The enclosed semiannual report describes six funds, each of which invests in other American Express Funds.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                                         3

Portfolio Allocation                                                  4

Questions & Answers
   with Portfolio Management                                          5

AXP Portfolio Builder Series
  Investment Process                                                  8

Investments in Securities                                            12

   AXP Portfolio Builder Conservative Fund                           12

   AXP Portfolio Builder Moderate
      Conservative Fund                                              14

   AXP Portfolio Builder Moderate Fund                               16

   AXP Portfolio Builder Moderate
      Aggressive Fund                                                18

   AXP Portfolio Builder Aggressive Fund                             20

   AXP Portfolio Builder Total Equity Fund                           22

Financial Statements                                                 24

Notes to Financial Statements                                        31

Proxy Voting                                                         63

--------------------------------------------------------------------------------
2   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGEMENT

The Allocation Committee, a group of American Express Financial Corporation
(AEFC) investment professionals, determines the asset class allocation and the Fund Selection Committee, a group of AEFC investment and product management personnel, determines the underlying fund selections for each Fund.

INCEPTION DATES

A: 3/4/04         B: 3/4/04         C: 3/4/04        Y: 3/4/04

TICKER SYMBOLS

AXP Portfolio Builder Conservative Fund
A: --             B: --             C: --            Y: --

AXP Portfolio Builder Moderate Conservative Fund
A: AUCAX          B: --             C: --            Y: --

AXP Portfolio Builder Moderate Fund
A: ABUAX          B: AURBX          C: --            Y: --

AXP Portfolio Builder Moderate Aggressive Fund
A: AXMAX          B: ABMBX          C: --            Y: --

AXP Portfolio Builder Aggressive Fund
A: AXBAX          B: AXPBX          C: --            Y: --

AXP Portfolio Builder Total Equity Fund
A: AXTAX          B: AXTBX          C: --            Y: --

FUND OBJECTIVES

AXP Portfolio Builder Conservative Fund

-- Seeks the highest level of total return consistent with a conservative level of risk.

--   Invests primarily in fixed income securities.

Total net assets                                          $30.5 million

Number of holdings                                                   29

AXP Portfolio Builder Moderate Conservative Fund

-- Seeks the highest level of total return consistent with a moderate conservative level of risk.

-- Invests primarily in fixed income securities with a moderate complement of equities.

Total net assets                                          $53.5 million

Number of holdings                                                   33

AXP Portfolio Builder Moderate Fund

-- Seeks the highest level of total return consistent with a moderate level of risk.

--   Invests primarily in a balance of fixed income and equity securities.

Total net assets                                         $113.5 million

Number of holdings                                                   31

AXP Portfolio Builder Moderate Aggressive Fund

-- Seeks the highest level of total return consistent with a moderate aggressive level of risk.

-- Invests primarily in equities with a moderate complement of fixed income securities.

Total net assets                                         $136.8 million

Number of holdings                                                   31

AXP Portfolio Builder Aggressive Fund

-- Seeks the highest level of total return consistent with an aggressive level of risk.

-- Invests primarily in equities, with a small complement of fixed income securities.

Total net assets                                          $67.3 million

Number of holdings                                                   29

AXP Portfolio Builder Total Equity Fund

-- Seeks the highest level of total return consistent with a very aggressive level of risk.

--   Invests entirely in equities under normal market conditions.

Total net assets                                          $56.2 million

Number of holdings                                                   25

--------------------------------------------------------------------------------
3   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Fund Snapshot

PORTFOLIO ALLOCATION

Percentage of portfolio assets as of July 31, 2004

AXP Portfolio Builder
Conservative Fund

FIXED INCOME FUNDS
Investment grade 65.3%

CASH EQUIVALENTS
Money market fund 7.5%

EQUITY FUNDS
U.S. large cap 12.4%
International 5.6%
Real estate 4.4%
U.S. mid cap 3.2%
U.S. small cap 1.6%

(pie chart)

AXP Portfolio Builder
Moderate Aggressive Fund

EQUITY FUNDS
U.S. large cap 34.6%
International 16.3%
U.S. mid cap 9.3%
U.S. small cap 4.7%
Real estate 4.3%

FIXED INCOME FUNDS
Investment grade 18.0%
High yield 4.5%
Global bond 4.5%
Inflation protected securities 3.8%

(pie chart)

AXP Portfolio Builder
Moderate Conservative Fund

FIXED INCOME FUNDS
Investment grade 39.0%
Inflation protected
securities 5.5%
High yield 5.5%
Global bond 5.4%

CASH EQUIVALENTS
Money market fund 3.0%

EQUITY FUNDS
U.S. large cap 20.1%
International 9.2%
U.S. mid cap 5.3%
Real estate 4.3%
U.S. small cap 2.7%

(pie chart)

AXP Portfolio Builder
Aggressive Fund

EQUITY FUNDS
U.S. large cap 43.3%
International 20.0%
U.S. mid cap 11.5%
U.S. small cap 5.9%
Real estate 4.3%

FIXED INCOME FUNDS
Investment grade 11.3%
High yield 3.7%

(pie chart)

AXP Portfolio Builder
Moderate Fund

EQUITY FUNDS
U.S. large cap 26.9%
International 12.5%
U.S. mid cap 7.2%
Real estate 4.3%
U.S. small cap 3.6%

FIXED INCOME FUNDS
Investment grade 27.5%
High yield 9.0%
Global bond 4.5%
Inflation protected securities 4.5%

(pie chart)

AXP Portfolio Builder
Total Equity Fund

EQUITY FUNDS
U.S. large cap 51.6%
International 23.8%
U.S. mid cap 13.6%
U.S. small cap 6.9%
Real estate 4.1%

(pie chart)

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors. Stocks of small companies generally may be subject to abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also have fewer financial resources. Higher yield corporate bond prices may fluctuate more broadly than prices of higher quality bonds. Risk of principal and income is also greater than with higher quality securities.

--------------------------------------------------------------------------------
4   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, David M Joy, Vice President Capital Markets Strategy, discusses the initial positioning and target allocations for each AXP Portfolio Builder Series fund during the six Funds' inaugural fiscal period. Mr. Joy is also chairman of the American Express Capital Markets Committee.

Q: How did each AXP Portfolio Builder Series fund respond to equity and bond market conditions during each Fund's inaugural fiscal period?

A: Overall, we are pleased with how each AXP Portfolio Builder Series fund has behaved during a period of changing U.S. economic expectations. Weaker-than-expected job growth, global political uncertainty, record high oil prices and a disappointing equity market have challenged investors so far in 2004. We are a bit surprised that the U.S. bond market outperformed the U.S. equity market during the Funds initial fiscal periods, especially given the rising U.S. federal deficit and the fact that the Federal Reserve Board, as widely expected, began boosting its short-term interest rate target at the end of June. Events have served to reinforce our belief in the value of diversification across asset classes, one of the underlying tenets of each Fund.

    During each Fund's initial fiscal period, we began purchasing AXP Real Estate Fund shares as a strategic decision to help reduce portfolio volatility over time. We also believe the real estate sector has the potential to improve overall portfolio returns over time, as it has a low correlation to other equity sectors and asset classes. As of July 31, 2004, 30-year mortgage rates were slightly lower than a year earlier. This has helped sustain demand within portions of the real estate sector in 2004.

    Overall, each AXP Portfolio Builder Series fund was hurt by a higher-than-combined benchmark position in diversified domestic equity funds from March 4 through the end of July. Domestic equity market returns were generally negative during the Funds' initial fiscal period while bond market returns were slightly positive. Each fund's higher-than-combined benchmark position in diversified international funds helped results.

Q: What was the initial positioning of each Fund from March 4, 2004 through July 31, 2004?

A: Each of the six Funds' portfolios were constructed using a rigorous four-step process led by the American Express Capital Markets Committee
    (CMC). The CMC includes myself, Ted Truscott, Dan Laufenberg as well as members of the Allocation and Fund Selection Committees. (See diagram on page 8.) We allocated assets to multiple

--------------------------------------------------------------------------------
5   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We allocated assets to multiple underlying American Express Funds to provide shareholders with maximum diversification across asset classes, investment styles and portfolio management teams.(end callout quote)

    underlying American Express funds to provide shareholders with maximum diversification across asset classes, investment styles and portfolio management teams. As of July 31:

    o AXP Portfolio Builder Conservative Fund's portfolio included five fixed-income funds and 24 equity funds. The largest position was AXP Limited Duration Bond Fund.

    o AXP Portfolio Builder Moderate Conservative Fund's portfolio included seven fixed-income funds and 25 equity funds. The largest position was AXP Core Bond Fund.

    o AXP Portfolio Builder Moderate Fund's and AXP Portfolio Builder Moderate Aggressive Fund's portfolio each included six fixed-income funds and 25 equity funds. The largest position in each was AXP Core Bond Fund.

    o AXP Portfolio Builder Aggressive Fund's portfolio included four fixed-income funds and 25 equity funds. The largest position was AXP Core Bond Fund.

    o AXP Portfolio Builder Total Equity Fund's portfolio held 25 equity funds. The largest positions were AXP(R) New Dimensions Fund(R) and AXP(R) Growth Fund.

Q:  What is AXP Portfolio Builder Series asset allocation process?

A: The first step is strategic asset allocation. The Allocation Committee, a group of investment professionals, determines what percentage of each fund's assets should be invested in the three main asset classes: equity, fixed income and cash. The mix of asset classes provides the first level of diversification for each fund.

    The next step in the process is to determine allocation among investment categories within each asset class. This process provides the second level of diversification.

    o Within the equity allocation, the Allocation Committee seeks to diversify by style (growth, value and core/blend), market capitalization (large, mid, and small cap), and geographic location (both domestic and international). The equity allocation also may include investment in a real estate fund.

    o Within the fixed income allocation, the Allocation Committee seeks to diversify by including varying levels of interest rate, term and credit exposure. The fixed income allocation also may include investment in an inflation protected securities fund.

--------------------------------------------------------------------------------
6   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Questions & Answers

The American Express Capital Markets Committee

Members:

o  David M. Joy
   Vice President,
   Capital Markets Strategy

o  Ted Truscott
   Chief Investment Officer

o  Dan Laufenberg
   Vice President and Chief U.S. Economist

o Senior investment professionals and product management personnel who make up the Allocation and Fund Selection Committees

The group meets regularly to review U.S. and global economic and investment conditions, and discuss the relative attractiveness of equities and fixed income securities within various sectors, markets and countries. The consensus opinion of the Capital Markets Committee is published quarterly as the Capital Markets Outlook, which is available from your American Express financial advisor or on americanexpress.com.

Q:  How were the underlying Funds selected?

A: Underlying Funds were chosen by the AXP Portfolio Builder Series Fund Selection Committee. The committee consists of various senior American Express asset management officials. We can choose from approximately 35 to 40 internally- and externally-managed American Express Funds. We did not include any municipal bond funds, balanced funds, index funds or global equity funds.

    Fund selections were made and continue to be made based on multiple style and performance characteristics. American Express Funds that did not pass the following performance guidelines were not included as underlying holdings when we made our initial selections in March:

    o All equity funds and bond funds had to have at least one year of performance history*

    o None of the funds we initially selected fell into the bottom quartile of performance within their respective Lipper peer group for the 1-year or 3-year periods under the current management team

    o Each fund had to adhere closely to the style discipline outlined in the fund's prospectus as measured by Morningstar, Inc. and Lipper, Inc., two independent evaluators of mutual fund performance.

* Exceptions to this policy were for AXP Real Estate Fund and AXP Inflation Protected Securities Fund because these funds were new and did not have a full year of performance history. We believe these funds provide an additional element of diversification.

--------------------------------------------------------------------------------
7   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Questions & Answers

How each Fund seeks four levels of asset allocation and diversification

                                                                AXP Portfolio Builder Series Investment Process
Step 1
----------------------------------------------- -------------------------- ------------------------------- -------------------------
Disciplined asset allocation

The American Express Capital Markets
Committee Chairman determines what percentage
of each fund's assets should be invested in              Stocks                        Bonds                           Cash
the three asset classes shown.
----------------------------------------------- -------------------------- ------------------------------- -------------------------

Step 2
----------------------------------------------- -------------------------- ------------------------------- -------------------------
Diversification among                           Domestic Equity Funds      Bond Funds                      Money Market Funds
investment categories                           Growth
                                                Value                      Government
Determine allocation among the investment       Blend
categories in each asset class.                 Large cap                  Investment
                                                Mid cap                    grade
--  For equity funds, this includes             Small cap                  corporate
    diversification by style, market            Real estate
    capitalization and geography.                                          High yield
                                                International Funds        corporate
--  For bond funds, this includes               Developed markets
    diversification by sector,  maturity,       Emerging markets           Global
    duration and  credit quality.
----------------------------------------------- -------------------------- ------------------------------- -------------------------

Step 3
----------------------------------------------- ------------------------------------------------------------------------------------
Diversification among underlying funds American Express(R) Funds Senior American
Express asset management American Express(R) Partners Funds executives choose and monitor individual funds for each investment category based on factors that include:

-- Historical performance
-- Risk/return characteristics
-- Manager tenure

----------------------------------------------- ------------------------------------------------------------------------------------

Step 4
----------------------------------------------- ------------------------------------------------------------------------------------
Periodic reallocation

Fund investments repositioned to keep the
funds within their target ranges.
----------------------------------------------- ------------------------------------------------------------------------------------

                                                                                     Result
                                                                          AXP Portfolio Builder Series

--------------------------------------------------------------------------------
8   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Questions & Answers

Q: Were any underlying funds sold from AXP Portfolio Builder Series funds during the initial fiscal period?

A: No. We did modify some percentage allocations to underlying funds in conjunction with our efforts to periodically reallocate each Fund's portfolio. This resulted in a modest level of portfolio turnover within each AXP Portfolio Builder Series fund. If a fund fails one of our investment criteria or has a change in management, it is subject to review and possible removal as an underlying holding. During the inaugural fiscal periods of each fund, none were totally sold from each Fund's initial holdings.

Q:  Could you explain what you mean by periodic reallocation?

A: Unlike rebalancing, or bringing a fund's assets back to a predetermined allocation at periodic points in time, the AXP Portfolio Builder Series funds use reallocation. Reallocation is a tactical form of rebalancing that allows management the discretion to take advantage of perceived market opportunities by maintaining modestly higher than- or lower than-benchmark positions around established neutral allocations, rather than being forced to automatically return to neutral.

Q:  How is performance of each AXP Portfolio Builder Series fund measured?

A: Each Fund has a combined benchmark. Beginning in late October, when each Fund will be more than six months old, benchmark performance comparisons for each Fund as of Sept. 30, 2004 will be available online at americanexpress.com/funds. Within the AXP Portfolio Builder Series annual report for the period ended Jan. 31, 2005 (to be published in late March
    2005), each Fund's results will be illustrated in print against the following benchmarks:

    o AXP Portfolio Builder Conservative Fund -- 80% Lehman Brothers Aggregate Bond Index, 16% Russell 3000 Index and 4% Morgan Stanley Capital International EAFE Index (MSCI EAFE)

    o AXP Portfolio Builder Moderate Conservative Fund -- 65% Lehman Brothers Aggregate Bond Index, 28% Russell 3000 Index and 7% MSCI EAFE Index

    o AXP Portfolio Builder Moderate Fund -- 50% Lehman Brothers Aggregate Bond Index, 40% Russell 3000 Index and 10% MSCI EAFE Index

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade fixed-income securities.

--------------------------------------------------------------------------------
9   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Questions & Answers

    o AXP Portfolio Builder Moderate Aggressive Fund -- 35% Lehman Brothers Aggregate Bond Index, 52% Russell 3000 Index and 13% MSCI EAFE Index

    o AXP Portfolio Builder Aggressive Fund -- 20% Lehman Brothers Aggregate Bond Index, 64% Russell 3000 Index and 16% MSCI EAFE Index

    o AXP Portfolio Builder Total Equity Fund -- 80% Russell 3000 Index and 20% MSCI EAFE Index

Q:  How are the funds' equity fund holdings positioned for the coming months?

A: With the current rise in interest rates expected to be gradual, and with the U.S. economic expansion firmly in place, each Fund had a higher-than-benchmark weighting in equities as of July 31. We are nevertheless mindful of valuations. U.S. corporate profit growth was strong during the first calendar half of 2004, but may begin to slow in the second half. After several years of outperformance small-cap stocks no longer appear undervalued relative to large-cap stocks, so we generally have a neutral weighting in small-caps.

    Compared to the U.S., established international economies in Europe and Japan have the potential to do relatively well. Earnings appear poised to grow and valuations remain attractive. Each AXP Portfolio Builder Series fund has taken advantage of the multiple international offerings within the American Express Funds equity funds lineup. Within each portfolio, we combine the established and dynamic investment style of Threadneedle International Limited with style-specific disciplines offered by internationally-focused American Express Funds and American Express Partners Funds.

Current Equity Funds

Target Allocation

Fund                                                        Equity funds target*
AXP Portfolio Builder Conservative Fund                                25%
AXP Portfolio Builder Moderate Conservative Fund                       40
AXP Portfolio Builder Moderate Fund                                    55
AXP Portfolio Builder Moderate Aggressive Fund                         70
AXP Portfolio Builder Aggressive Fund                                  85
AXP Portfolio Builder Total Equity Fund                               100

* Includes real estate

--------------------------------------------------------------------------------
10   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Questions & Answers

Q: How are each Fund's fixed-income fund holdings positioned for the coming months?

A: Though recent economic data appears to have moderated a bit from the dramatic rebound in April and May, we are of the view that the economic expansion continues at an above-trend pace. We view the recent weakness as transitory but continue to re-evaluate our view with each new data point. While interest rates have declined from their period highs of May and June, we believe rates will move still higher over the remainder of the year. In particular, we believe the improvement in economic conditions and the meaningful uptick in inflation so far this year present risks to the Fed's ability and willingness to remain measured in its tightening plan. Our outlook calls for persistent monetary tightening by the Fed through 2005. In managing the Funds, we continue to emphasize capital preservation strategies designed to benefit from a rising rate environment. In the corporate and mortgage sectors, we have a lower-than-index position. From a relative value perspective, yield spreads over U.S. Treasuries generally continue to look unattractive on a historical basis, and look even less compelling given the liquidity risks surrounding the commencement of the Fed's tightening regime. We remain cautious toward foreign debt, although weakness in the value of the U.S. dollar could provide opportunities to add value to each Fund's portfolio.

Current Fixed Income Funds

Target Allocation

Fund                                                   Fixed income funds target
AXP Portfolio Builder Conservative Fund                             67.5%
AXP Portfolio Builder Moderate Conservative Fund                    57
AXP Portfolio Builder Moderate Fund                                 45
AXP Portfolio Builder Moderate Aggressive Fund                      30
AXP Portfolio Builder Aggressive Fund                               15
AXP Portfolio Builder Total Equity Fund                              0

--------------------------------------------------------------------------------
11   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Portfolio Builder Conservative Fund

July 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Fixed income funds (65.5%)
                                                   Shares         Value(a)

Investment grade
AXP(R) Core Bond Fund                              577,756       $5,552,239
AXP(R) Limited Duration
  Bond Fund                                        823,700        8,039,315
AXP(R) Selective Fund                               48,351          413,886
AXP(R) Short Duration
  U.S. Government Fund                           1,236,366        5,959,286

Total fixed income funds
(Cost: $19,950,417)                                             $19,964,726

Equity funds (27.4%)
                                                   Shares         Value(a)

International (5.7%)
AXP(R) Partners International
  Aggressive Growth Fund                            49,416(b)      $316,756
AXP(R) Partners International
  Core Fund                                         52,686(b)       353,525
AXP(R) Partners International
  Select Value Fund                                 55,061(b)       397,539
AXP(R) Partners International
  Small Cap Fund                                    38,941(b)       295,176
AXP(R) Threadneedle
  International Fund                                57,370(b)       358,563
Total                                                             1,721,559

Real estate (4.5%)
AXP(R) Real Estate Fund                            129,536(b)     1,357,540

U.S. large cap (12.4%)
AXP(R) Diversified Equity
  Income Fund                                       32,224          310,960
AXP(R) Growth Fund                                  19,277(b)       464,586
AXP(R) Large Cap Equity Fund                        77,023          359,698
AXP(R) Large Cap Value Fund                         76,493(b)       410,004
AXP(R) New Dimensions Fund(R)                       20,676          469,558
AXP(R) Partners Fundamental
  Value Fund                                        81,597(b)       407,987
AXP(R) Partners Growth Fund                         86,240(b)       470,873
AXP(R) Partners Value Fund                          82,824(b)       411,635
AXP(R) Quantitative Large
  Cap Equity Fund                                   41,831(b)       249,310
AXP(R) Stock Fund                                   12,206          218,740
Total                                                             3,773,351

U.S. mid cap (3.2%)
AXP(R) Equity Select Fund                           15,498(b)       180,240
AXP(R) Mid Cap Value Fund                           50,626(b)       332,609
AXP(R) Partners Aggressive
  Growth Fund                                       33,369(b)       217,233
AXP(R) Partners Select Value Fund                   42,418          252,387
Total                                                               982,469

U.S. small cap (1.6%)
AXP(R) Partners Small Cap
  Core Fund                                         27,149(b)       150,949
AXP(R) Partners Small Cap
  Growth Fund                                       29,152(b)       114,276
AXP(R) Partners Small Cap
  Value Fund                                        23,943(b)       159,461
AXP(R) Small Cap
  Advantage Fund                                    11,290(b)        72,708
Total                                                               497,394

Total equity funds
(Cost: $8,420,997)                                               $8,332,313

Cash equivalents (7.5%)
                                                   Shares         Value(a)

Money market fund
AXP(R) Cash Management Fund                      2,292,561       $2,292,561

Total cash equivalents
(Cost: $2,292,561)                                               $2,292,561

Total investments in securities
(Cost: $30,663,975)(c)                                          $30,589,600

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Conservative Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) At July 31, 2004, the cost of securities for federal income tax purposes was approximately $30,664,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  79,000
     Unrealized depreciation                                       (153,000)
                                                                   --------
     Net unrealized depreciation                                  $ (74,000)
                                                                  ---------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Portfolio Builder Moderate Conservative Fund

July 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Fixed income funds (55.6%)
                                                   Shares         Value(a)

Global bond (5.5%)
AXP(R) Global Bond Fund                            440,326       $2,919,364

High yield (5.5%)
AXP(R) Income Opportunities Fund                   284,831        2,939,459

Inflation protected securities (5.5%)
AXP(R) Inflation Protected
  Securities Fund                                  301,006        2,955,878

Investment grade (39.1%)
AXP(R) Core Bond Fund                              986,248        9,477,845
AXP(R) Limited Duration
  Bond Fund                                        782,914        7,641,236
AXP(R) Selective Fund                              100,325          858,778
AXP(R) Short Duration
  U.S. Government Fund                             611,468        2,947,276
Total                                                            20,925,135

Total fixed income funds
(Cost: $29,719,753)                                             $29,739,836

Equity funds (41.6%)
                                                   Shares         Value(a)

International (9.2%)
AXP(R) Partners International
  Aggressive Growth Fund                           128,075(b)      $820,961
AXP(R) Partners International
  Core Fund                                        137,198(b)       920,600
AXP(R) Partners International
  Select Value Fund                                142,182(b)     1,026,554
AXP(R) Partners International
  Small Cap Fund                                    98,333(b)       745,365
AXP(R) Threadneedle
  Emerging Markets Fund                             88,900(b)       504,061
AXP(R) Threadneedle
  International Fund                               149,160(b)       932,250
Total                                                             4,949,791

Real estate (4.3%)
AXP(R) Real Estate Fund                            218,766(b)     2,292,668

U.S. large cap (20.1%)
AXP(R) Diversified Equity
  Income Fund                                       92,673          894,292
AXP(R) Growth Fund                                  54,001(b)     1,301,429
AXP(R) Large Cap Equity Fund                       221,992        1,036,703
AXP(R) Large Cap Value Fund                        215,055(b)     1,152,693
AXP(R) New Dimensions Fund(R)                       57,443        1,304,529
AXP(R) Partners
  Fundamental Value Fund                           229,536(b)     1,147,678
AXP(R) Partners Growth Fund                        240,202(b)     1,311,502
AXP(R) Partners Value Fund                         231,504(b)     1,150,573
AXP(R) Quantitative
  Large Cap Equity Fund                            137,740(b)       820,929
AXP(R) Stock Fund                                   36,088          646,694
Total                                                            10,767,022

U.S. mid cap (5.3%)
AXP(R) Equity Select Fund                           44,834(b)       521,416
AXP(R) Mid Cap Value Fund                          145,540(b)       956,198
AXP(R) Partners
  Aggressive Growth Fund                            96,447(b)       627,870
AXP(R) Partners
  Select Value Fund                                121,781          724,595
Total                                                             2,830,079

U.S. small cap (2.7%)
AXP(R) Partners
  Small Cap Core Fund                               77,710(b)       432,070
AXP(R) Partners
  Small Cap Growth Fund                             82,789(b)       324,531
AXP(R) Partners
  Small Cap Value Fund                              70,139(b)       467,126
AXP(R) Small Cap
  Advantage Fund                                    31,515(b)       202,956
Total                                                             1,426,683

Total equity funds
(Cost: $22,556,276)                                             $22,266,243

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Conservative Fund

Cash equivalents (3.0%)
                                                   Shares         Value(a)

Money market fund
AXP(R) Cash Management Fund                      1,608,137       $1,608,137

Total cash equivalents
(Cost: $1,608,137)                                               $1,608,137

Total investments in securities
(Cost: $53,884,166)(c)                                          $53,614,216

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) At July 31, 2004, the cost of securities for federal income tax purposes was approximately $53,884,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 162,000
     Unrealized depreciation                                       (432,000)
                                                                   --------
     Net unrealized depreciation                                  $(270,000)
                                                                  ---------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Portfolio Builder Moderate Fund

July 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity funds (54.3%)
                                                   Shares         Value(a)

International (12.5%)
AXP(R) Partners International
  Aggressive Growth Fund                           363,904(b)    $2,332,623
AXP(R) Partners International
  Core Fund                                        391,155(b)     2,624,651
AXP(R) Partners International
  Select Value Fund                                406,939(b)     2,938,099
AXP(R) Partners International
  Small Cap Fund                                   283,327(b)     2,147,620
AXP(R) Threadneedle Emerging
  Markets Fund                                     253,609(b)     1,437,964
AXP(R) Threadneedle
  International Fund                               426,633(b)     2,666,453
Total                                                            14,147,410

Real estate (4.3%)
AXP(R) Real Estate Fund                            468,341(b)     4,908,209

U.S. large cap (26.8%)
AXP(R) Diversified Equity
  Income Fund                                      265,461        2,561,701
AXP(R) Growth Fund                                 152,544(b)     3,676,310
AXP(R) Large Cap Equity Fund                       634,906        2,965,013
AXP(R) Large Cap Value Fund                        631,724(b)     3,386,043
AXP(R) New Dimensions Fund(R)                      162,278        3,685,322
AXP(R) Partners Fundamental
  Value Fund                                       673,245(b)     3,366,227
AXP(R) Partners Growth Fund                        674,103(b)     3,680,600
AXP(R) Partners Value Fund                         677,319(b)     3,366,276
AXP(R) Quantitative Large
  Cap Equity Fund                                  322,374(b)     1,921,350
AXP(R) Stock Fund                                  100,454        1,800,129
Total                                                            30,408,971

U.S. mid cap (7.1%)
AXP(R) Equity Select Fund                          128,137(b)     1,490,232
AXP(R) Mid Cap Value Fund                          416,787(b)     2,738,291
AXP(R) Partners Aggressive
  Growth Fund                                      275,745(b)     1,795,099
AXP(R) Partners Select
  Value Fund                                       347,865        2,069,797
Total                                                             8,093,419

U.S. small cap (3.6%)
AXP(R) Partners Small Cap
  Core Fund                                        225,473(b)     1,253,630
AXP(R) Partners Small Cap
  Growth Fund                                      238,380(b)       934,448
AXP(R) Partners Small Cap
  Value Fund                                       196,751(b)     1,310,360
AXP(R) Small Cap Advantage Fund                     91,386(b)       588,526
Total                                                             4,086,964

Total equity funds
(Cost: $62,621,520)                                             $61,644,973

Fixed income funds (45.3%)
                                                   Shares         Value(a)

Global bond (4.4%)
AXP(R) Global Bond Fund                            760,717       $5,043,554

High yield (9.0%)
AXP(R) Income Opportunities Fund                   985,350       10,168,808

Inflation protected securities (4.5%)
AXP(R) Inflation Protected
  Securities Fund                                  523,376        5,139,557

Investment grade (27.4%)
AXP(R) Core Bond Fund                            2,465,091       23,689,530
AXP(R) Limited Duration
  Bond Fund                                        579,475        5,655,676
AXP(R) Selective Fund                              200,494        1,716,230
Total                                                            31,061,436

Total fixed income funds
(Cost: $51,331,147)                                             $51,413,355

Total investments in securities
(Cost: $113,952,667)(c)                                        $113,058,328

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) At July 31, 2004, the cost of securities for federal income tax purposes was approximately $113,953,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $   321,000
     Unrealized depreciation                                     (1,216,000)
                                                                 ----------
     Net unrealized depreciation                                $  (895,000)
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
17   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Portfolio Builder Moderate Aggressive Fund

July 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity funds (68.9%)
                                                   Shares         Value(a)

International (16.2%)
AXP(R) Partners International
  Aggressive Growth Fund                           575,620(b)    $3,689,723
AXP(R) Partners International
  Core Fund                                        606,689(b)     4,070,880
AXP(R) Partners International
  Select Value Fund                                636,551(b)     4,595,897
AXP(R) Partners International
  Small Cap Fund                                   447,786(b)     3,394,216
AXP(R) Threadneedle Emerging
  Markets Fund                                     398,202(b)     2,257,806
AXP(R) Threadneedle
  International Fund                               661,213(b)     4,132,582
Total                                                            22,141,104

Real estate (4.3%)
AXP(R) Real Estate Fund                            557,855(b)     5,846,320

U.S. large cap (34.4%)
AXP(R) Diversified Equity
  Income Fund                                      419,518        4,048,348
AXP(R) Growth Fund                                 237,565(b)     5,725,320
AXP(R) Large Cap Equity Fund                       994,443        4,644,049
AXP(R) Large Cap Value Fund                        979,520(b)     5,250,226
AXP(R) New Dimensions Fund(R)                      252,652        5,737,738
AXP(R) Partners Fundamental
  Value Fund                                     1,037,051(b)     5,185,255
AXP(R) Partners Growth Fund                      1,029,175(b)     5,619,298
AXP(R) Partners Value Fund                       1,045,753(b)     5,197,394
AXP(R) Quantitative Large Cap
  Equity Fund                                      494,451(b)     2,946,931
AXP(R) Stock Fund                                  157,122        2,815,632
Total                                                            47,170,191

U.S. mid cap (9.3%)
AXP(R) Equity Select Fund                          200,614(b)     2,333,140
AXP(R) Mid Cap Value Fund                          652,671(b)     4,288,047
AXP(R) Partners Aggressive
  Growth Fund                                      435,353(b)     2,834,150
AXP(R) Partners Select Value Fund                  544,435        3,239,387
Total                                                            12,694,724

U.S. small cap (4.7%)
AXP(R) Partners Small Cap
  Core Fund                                        354,414(b)     1,970,544
AXP(R) Partners Small Cap
  Growth Fund                                      377,140(b)     1,478,389
AXP(R) Partners Small Cap
  Value Fund                                       312,078(b)     2,078,441
AXP(R) Small Cap Advantage Fund                    143,043(b)       921,197
Total                                                             6,448,571

Total equity funds
(Cost: $95,990,240)                                             $94,300,910

Fixed income funds (30.6%)
                                                   Shares         Value(a)

Global bond (4.4%)
AXP(R) Global Bond Fund                            915,527       $6,069,941

High yield (4.5%)
AXP(R) Income Opportunities Fund                   592,935        6,119,086

Inflation protected securities (3.8%)
AXP(R) Inflation Protected
  Securities Fund                                  523,792        5,143,634

Investment grade (17.9%)
AXP(R) Core Bond Fund                            2,020,955       19,421,375
AXP(R) Limited Duration Bond Fund                  410,338        4,004,902
AXP(R) Selective Fund                              127,633        1,092,538
Total                                                            24,518,815

Total fixed income funds
(Cost: $41,734,947)                                             $41,851,476

Total investments in securities
(Cost: $137,725,187)(c)                                        $136,152,386

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Aggressive Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) At July 31, 2004, the cost of securities for federal income tax purposes was approximately $137,725,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $   405,000
     Unrealized depreciation                                     (1,978,000)
                                                                 ----------
     Net unrealized depreciation                                $(1,573,000)
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Portfolio Builder Aggressive Fund

July 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity funds (84.7%)
                                                   Shares         Value(a)

International (20.0%)
AXP(R) Partners International
  Aggressive Growth Fund                           348,611(b)    $2,234,595
AXP(R) Partners International
  Core Fund                                        369,943(b)     2,482,316
AXP(R) Partners International
  Select Value Fund                                383,348(b)     2,767,774
AXP(R) Partners International
  Small Cap Fund                                   271,477(b)     2,057,793
AXP(R) Threadneedle Emerging
  Markets Fund                                     240,688(b)     1,364,699
AXP(R) Threadneedle
  International Fund                               403,073(b)     2,519,207
Total                                                            13,426,384

Real estate (4.3%)
AXP(R) Real Estate Fund                            276,317(b)     2,895,806

U.S. large cap (43.2%)
AXP(R) Diversified Equity
  Income Fund                                      252,175        2,433,491
AXP(R) Growth Fund                                 147,157(b)     3,546,487
AXP(R) Large Cap Equity Fund                       603,235        2,817,109
AXP(R) Large Cap Value Fund                        593,208(b)     3,179,594
AXP(R) New Dimensions Fund(R)                      156,462        3,553,249
AXP(R) Partners Fundamental
  Value Fund                                       630,703(b)     3,153,515
AXP(R) Partners Growth Fund                        639,643(b)     3,492,450
AXP(R) Partners Value Fund                         639,447(b)     3,178,051
AXP(R) Quantitative Large Cap
  Equity Fund                                      331,269(b)     1,974,365
AXP(R) Stock Fund                                   95,506        1,711,463
Total                                                            29,039,774

U.S. mid cap (11.4%)
AXP(R) Equity Select Fund                          121,378(b)     1,411,624
AXP(R) Mid Cap Value Fund                          395,043(b)     2,595,433
AXP(R) Partners Aggressive
  Growth Fund                                      262,636(b)     1,709,758
AXP(R) Partners Select
  Value Fund                                       330,938        1,969,080
Total                                                             7,685,895

U.S. small cap (5.8%)
AXP(R) Partners Small Cap
  Core Fund                                        216,122(b)     1,201,640
AXP(R) Partners Small Cap
  Growth Fund                                      230,778(b)       904,651
AXP(R) Partners Small Cap
  Value Fund                                       188,521(b)     1,255,550
AXP(R) Small Cap Advantage Fund                     87,251(b)       561,898
Total                                                             3,923,739

Total equity funds
(Cost: $57,997,307)                                             $56,971,598

Fixed income funds (15.0%)
                                                   Shares         Value(a)

High yield (3.7%)
AXP(R) Income Opportunities Fund                   243,555       $2,513,484

Investment grade (11.3%)
AXP(R) Core Bond Fund                              503,187        4,835,626
AXP(R) Limited Duration
  Bond Fund                                        252,112        2,460,612
AXP(R) Selective Fund                               31,777          272,008
Total                                                             7,568,246

Total fixed income funds
(Cost: $10,022,853)                                             $10,081,730

Total investments in securities
(Cost: $68,020,160)(c)                                          $67,053,328

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Aggressive Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) At July 31, 2004, the cost of securities for federal income tax purposes was approximately $68,020,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $   193,000
     Unrealized depreciation                                     (1,160,000)
                                                                 ----------
     Net unrealized depreciation                                $  (967,000)
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
21   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Portfolio Builder Total Equity Fund

July 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity funds (99.2%)
                                                   Shares         Value(a)

International (23.6%)
AXP(R) Partners International
  Aggressive Growth Fund                           344,519(b)    $2,208,366
AXP(R) Partners International
  Core Fund                                        365,366(b)     2,451,607
AXP(R) Partners International
  Select Value Fund                                379,978(b)     2,743,443
AXP(R) Partners International
  Small Cap Fund                                   268,341(b)     2,034,024
AXP(R) Threadneedle Emerging
  Markets Fund                                     238,289(b)     1,351,097
AXP(R) Threadneedle
  International Fund                               397,906(b)     2,486,915
Total                                                            13,275,452

Real estate (4.1%)
AXP(R) Real Estate Fund                            217,747(b)     2,281,993

U.S. large cap (51.1%)
AXP(R) Diversified Equity
  Income Fund                                      248,525        2,398,265
AXP(R) Growth Fund                                 148,441(b)     3,577,425
AXP(R) Large Cap Equity Fund                       594,414        2,775,914
AXP(R) Large Cap Value Fund                        590,894(b)     3,167,190
AXP(R) New Dimensions Fund(R)                      157,630        3,579,783
AXP(R) Partners Fundamental
  Value Fund                                       628,351(b)     3,141,757
AXP(R) Partners Growth Fund                        642,274(b)     3,506,816
AXP(R) Partners Value Fund                         638,710(b)     3,174,386
AXP(R) Quantitative Large Cap
  Equity Fund                                      292,434(b)     1,742,906
AXP(R) Stock Fund                                   94,103        1,686,327
Total                                                            28,750,769

U.S. mid cap (13.5%)
AXP(R) Equity Select Fund                          119,776(b)     1,392,995
AXP(R) Mid Cap Value Fund                          390,981(b)     2,568,743
AXP(R) Partners Aggressive
  Growth Fund                                      259,438(b)     1,688,938
AXP(R) Partners Select Value Fund                  326,457        1,942,419
Total                                                             7,593,095

U.S. small cap (6.9%)
AXP(R) Partners Small Cap
  Core Fund                                        210,950(b)     1,172,881
AXP(R) Partners Small Cap
  Growth Fund                                      226,439(b)       887,641
AXP(R) Partners Small Cap
  Value Fund                                       186,486(b)     1,242,001
AXP(R) Small Cap Advantage Fund                     85,571(b)       551,075
Total                                                             3,853,598

Total investments in securities
(Cost: $56,774,291)(c)                                          $55,754,907

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
22   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Total Equity Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) At July 31, 2004, the cost of securities for federal income tax purposes was approximately $56,774,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $   122,000
     Unrealized depreciation                                     (1,141,000)
                                                                 ----------
     Net unrealized depreciation                                $(1,019,000)
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
23   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Financial Statements

Statements of assets and liabilities
AXP Portfolio Builder Series
                                                                                AXP                 AXP                  AXP
                                                                         Portfolio Builder   Portfolio Builder    Portfolio Builder
                                                                           Conservative          Moderate             Moderate
July 31, 2004 (Unaudited)                                                      Fund          Conservative Fund          Fund
Assets
Investments in securities, at value (Note 1)
    (identified cost $30,663,975, $53,884,166
    and $113,952,667, respectively)                                           $30,589,600       $53,614,216        $113,058,328
Capital shares receivable                                                         308,675           708,569           2,247,264
Dividends and accrued interest receivable                                           6,168            10,272              19,612
Other prepaid assets                                                                   --             1,003                  --
                                                                               ----------        ----------         -----------
Total assets                                                                   30,904,443        54,334,060         115,325,204
                                                                               ----------        ----------         -----------
Liabilities
Disbursements in excess of cash on demand deposit                                     476               247              12,333
Capital shares payable                                                              6,842            50,623              15,643
Payable for investments purchased                                                 431,145           758,258           1,803,587
Accrued investment management services fee                                             66               115                 244
Accrued distribution fee                                                              411               713               1,398
Accrued transfer agency fee                                                            84               165                 406
Accrued administrative services fee                                                    16                29                  61
Other accrued expenses                                                              3,088                --                  14
                                                                               ----------        ----------         -----------
Total liabilities                                                                 442,128           810,150           1,833,686
                                                                               ----------        ----------         -----------
Net assets applicable to outstanding capital stock                            $30,462,315       $53,523,910        $113,491,518
                                                                              ===========       ===========        ============
Represented by
Capital stock -- $.01 par value (Note 1)                                      $    30,795       $    54,555        $    116,007
Additional paid-in capital                                                     30,507,308        53,778,783         114,415,196
Undistributed net investment income                                                47,328            99,046             199,507
Accumulated net realized gain (loss)                                              (48,741)         (138,524)           (344,853)
Unrealized appreciation (depreciation) on investments                             (74,375)         (269,950)           (894,339)
                                                                               ----------        ----------         -----------
Total -- representing net assets applicable to outstanding capital stock      $30,462,315       $53,523,910        $113,491,518
                                                                              ===========       ===========        ============
Net assets applicable to outstanding shares:     Class A                      $20,175,430       $35,922,510        $ 82,027,532
                                                 Class B                      $ 8,668,793       $14,596,956        $ 27,420,118
                                                 Class C                      $ 1,608,182       $ 2,994,623        $  4,034,067
                                                 Class Y                      $     9,910       $     9,821        $      9,801
Outstanding shares of capital stock:             Class A shares                 2,038,572         3,659,439           8,379,203
                                                 Class B shares                   877,216         1,489,670           2,807,708
                                                 Class C shares                   162,732           305,417             412,832
                                                 Class Y shares                     1,000             1,000               1,000
Net asset value per share                        Class A                      $      9.90       $      9.82        $       9.79
                                                 Class B                      $      9.88       $      9.80        $       9.77
                                                 Class C                      $      9.88       $      9.81        $       9.77
                                                 Class Y                      $      9.91       $      9.82        $       9.80
                                                                               ----------        ----------         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Statements of assets and liabilities
AXP Portfolio Builder Series
                                                                                AXP
                                                                         Portfolio Builder          AXP                  AXP
                                                                             Moderate        Portfolio Builder    Portfolio Builder
                                                                            Aggressive          Aggressive          Total Equity
July 31, 2004 (Unaudited)                                                      Fund                Fund                 Fund
Assets
Investments in securities, at value (Note 1)
    (identified cost $137,725,187, $68,020,160
    and $56,774,291, respectively)                                           $136,152,386       $67,053,328         $55,754,907
Cash in bank on demand deposit                                                        858                --                  84
Capital shares receivable                                                       1,802,647           820,196             961,742
Dividends and accrued interest receivable                                          14,997             4,072                  --
Other prepaid assets                                                                   --             6,649                  --
                                                                             ------------       -----------         -----------
Total assets                                                                  137,970,888        67,884,245          56,716,733
                                                                             ------------       -----------         -----------
Liabilities
Disbursements in excess of cash on demand deposit                                      --             3,558                  --
Capital shares payable                                                             68,846            19,600               1,963
Payable for investments purchased                                               1,079,920           572,212             483,883
Accrued investment management services fee                                            295               144                 120
Accrued distribution fee                                                            1,549               752                 641
Accrued transfer agency fee                                                           624               375                 307
Accrued administrative services fee                                                    74                36                  30
Other accrued expenses                                                             14,518                --               9,943
                                                                             ------------       -----------         -----------
Total liabilities                                                               1,165,826           596,677             496,887
                                                                             ------------       -----------         -----------
Net assets applicable to outstanding capital stock                           $136,805,062       $67,287,568         $56,219,846
                                                                             ============       ===========         ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                     $    140,948       $    69,801         $    58,847
Additional paid-in capital                                                    138,678,595        68,465,086          57,471,089
Undistributed net investment income                                               181,386            72,179              12,870
Accumulated net realized gain (loss)                                             (623,066)         (352,666)           (303,576)
Unrealized appreciation (depreciation) on investments                          (1,572,801)         (966,832)         (1,019,384)
Total -- representing net assets applicable to outstanding capital stock     $136,805,062       $67,287,568         $56,219,846
Net assets applicable to outstanding shares:     Class A                     $105,618,464       $52,083,698         $43,067,015
                                                 Class B                     $ 28,231,441       $13,597,740         $12,023,419
                                                 Class C                     $  2,944,073       $ 1,580,005         $ 1,081,301
                                                 Class Y                     $     11,084       $    26,125         $    48,111
Outstanding shares of capital stock:             Class A shares                10,876,527         5,398,764           4,504,594
                                                 Class B shares                 2,913,334         1,414,144           1,261,628
                                                 Class C shares                   303,825           164,475             113,467
                                                 Class Y shares                     1,140             2,708               5,026
Net asset value per share                        Class A                     $       9.71       $      9.65         $      9.56
                                                 Class B                     $       9.69       $      9.62         $      9.53
                                                 Class C                     $       9.69       $      9.61         $      9.53
                                                 Class Y                     $       9.72       $      9.65         $      9.57
                                                                             ------------       -----------         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Statements of operations
AXP Portfolio Builder Series
                                                                                AXP                 AXP                  AXP
                                                                         Portfolio Builder   Portfolio Builder    Portfolio Builder
                                                                           Conservative          Moderate             Moderate
For the period from March 4, 2004(a) to July 31, 2004 (Unaudited)              Fund          Conservative Fund          Fund
Investment income
Income:
Income distributions from underlying funds                                  $ 106,334            $ 219,425          $   431,456
Interest                                                                           --                   14                    5
                                                                            ---------            ---------          -----------
Total income                                                                  106,334              219,439              431,461
                                                                            ---------            ---------          -----------
Expenses (Note 2):
Investment management services fee                                              4,238                8,165               16,132
Distribution fee
    Class A                                                                     8,451               16,553               35,048
    Class B                                                                    16,246               30,135               53,485
    Class C                                                                     2,885                5,679                7,931
Transfer agency fee                                                             5,151               10,521               25,175
Incremental transfer agency fee
    Class A                                                                       313                  691                1,880
    Class B                                                                       291                  524                1,252
    Class C                                                                        61                  120                  202
Service fee -- Class Y                                                              4                    4                    4
Administrative services fees and expenses                                       1,059                2,041                4,033
Custodian fees                                                                    740                  481                1,010
Printing and postage                                                            4,440                2,038                5,520
Registration fees                                                              39,438               40,477               41,930
Audit fees                                                                      7,250                7,250                7,250
Other                                                                             335                  237                  550
                                                                            ---------            ---------          -----------
Total expenses                                                                 90,902              124,916              201,402
    Expenses waived/reimbursed by AEFC (Note 2)                               (48,045)             (43,500)             (35,231)
                                                                            ---------            ---------          -----------
                                                                               42,857               81,416              166,171
    Earnings credits on cash balances (Note 2)                                    (74)                 (41)                 (20)
                                                                            ---------            ---------          -----------
Total net expenses                                                             42,783               81,375              166,151
                                                                            ---------            ---------          -----------
Investment income (loss) -- net                                                63,551              138,064              265,310
                                                                            ---------            ---------          -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments (Note 3)                              (48,741)            (138,524)            (344,854)
Net change in unrealized appreciation (depreciation) on investments           (74,548)            (270,183)            (894,700)
                                                                            ---------            ---------          -----------
Net gain (loss) on investments                                               (123,289)            (408,707)          (1,239,554)
                                                                            ---------            ---------          -----------
Net increase (decrease) in net assets resulting from operations             $ (59,738)           $(270,643)         $  (974,244)
                                                                            =========            =========          ===========

(a) When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Statements of operations
AXP Portfolio Builder Series
                                                                                AXP
                                                                         Portfolio Builder          AXP                  AXP
                                                                             Moderate        Portfolio Builder    Portfolio Builder
                                                                            Aggressive          Aggressive          Total Equity
For the period from March 4, 2004(a) to July 31, 2004 (Unaudited)              Fund                Fund                 Fund
Investment income
Income distributions from underlying funds                                $   435,466          $   159,979          $    96,435
Interest                                                                            3                   --                   --
                                                                          -----------          -----------          -----------
Total income                                                                  435,469              159,979               96,435
                                                                          -----------          -----------          -----------
Expenses (Note 2):
Investment management services fee                                             20,485               10,047                8,478
Distribution fee
    Class A                                                                    48,461               24,195               19,753
    Class B                                                                    56,421               25,633               24,788
    Class C                                                                     5,746                3,119                2,073
Transfer agency fee                                                            38,898               23,753               18,761
Incremental transfer agency fee
    Class A                                                                     3,253                2,057                1,586
    Class B                                                                     1,583                  845                  739
    Class C                                                                       169                  116                   78
Service fee -- Class Y                                                              4                    5                   11
Administrative services fees and expenses                                       5,121                2,512                2,120
Custodian fees                                                                    458                1,010                  558
Printing and postage                                                            4,054                4,885                4,054
Registration fees                                                              57,918               42,900               52,917
Audit fees                                                                      7,250                7,250                7,250
Other                                                                             161                  115                  246
                                                                          -----------          -----------          -----------
Total expenses                                                                249,982              148,442              143,412
    Expenses waived/reimbursed by AEFC (Note 2)                               (52,723)             (60,619)             (59,867)
                                                                          -----------          -----------          -----------
                                                                              197,259               87,823               83,545
    Earnings credits on cash balances (Note 2)                                     --                  (20)                  --
                                                                          -----------          -----------          -----------
Total net expenses                                                            197,259               87,803               83,545
                                                                          -----------          -----------          -----------
Investment income (loss) -- net                                               238,210               72,176               12,890
                                                                          -----------          -----------          -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments (Note 3)                             (623,065)            (352,666)            (303,571)
Net change in unrealized appreciation (depreciation) on investments        (1,573,276)            (967,408)          (1,020,111)
                                                                          -----------          -----------          -----------
Net gain (loss) on investments                                             (2,196,341)          (1,320,074)          (1,323,682)
                                                                          -----------          -----------          -----------
Net increase (decrease) in net assets resulting from operations           $(1,958,131)         $(1,247,898)         $(1,310,792)
                                                                          ===========          ===========          ===========

(a) When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Portfolio Builder Series
                                                                                                                         AXP
                                                                                                    AXP           Portfolio Builder
                                                                                             Portfolio Builder        Moderate
                                                                                               Conservative         Conservative
For the period from March 4, 2004(a) to July 31, 2004 (Unaudited)                                  Fund                 Fund
Operations and distributions
Investment income (loss) -- net                                                                $    63,551          $   138,064
Net realized gain (loss) on investments                                                            (48,741)            (138,524)
Net change in unrealized appreciation (depreciation) on investments                                (74,548)            (270,183)
                                                                                               -----------          -----------
Net increase (decrease) in net assets resulting from operations                                    (59,738)            (270,643)
                                                                                               -----------          -----------
Distributions to shareholders from:
    Net investment income
       Class A                                                                                     (14,756)             (36,428)
       Class B                                                                                        (952)              (2,086)
       Class C                                                                                        (555)                (537)
       Class Y                                                                                         (12)                 (17)
                                                                                               -----------          -----------
Total distributions                                                                                (16,275)             (39,068)
                                                                                               -----------          -----------
Capital share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                                                     21,000,746           37,035,572
    Class B shares                                                                               9,273,756           15,859,408
    Class C shares                                                                               1,641,405            3,108,490
Reinvestment of distributions at net asset value
    Class A shares                                                                                  13,921               34,619
    Class B shares                                                                                     923                2,020
    Class C shares                                                                                     479                  514
Payments for redemptions
    Class A shares                                                                                (864,505)          (1,037,834)
    Class B shares (Note 2)                                                                       (585,997)          (1,163,738)
    Class C shares (Note 2)                                                                        (42,625)            (105,713)
                                                                                               -----------          -----------
Increase (decrease) in net assets from capital share transactions                               30,438,103           53,733,338
                                                                                               -----------          -----------
Total increase (decrease) in net assets                                                         30,362,090           53,423,627
Net assets at beginning of period (Note 1)                                                         100,225(b)           100,283(c)
                                                                                               -----------          -----------
Net assets at end of period                                                                    $30,462,315          $53,523,910
                                                                                               ===========          ===========
Undistributed net investment income                                                            $    47,328          $    99,046
                                                                                               -----------          -----------

(a)  When shares became publicly available.

(b) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $225 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

(c) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $283 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Portfolio Builder Series
                                                                                                                         AXP
                                                                                                    AXP           Portfolio Builder
                                                                                             Portfolio Builder        Moderate
                                                                                                 Moderate            Aggressive
For the period from March 4, 2004(a) to July 31, 2004 (Unaudited)                                  Fund                 Fund
Operations and distributions
Investment income (loss) -- net                                                               $    265,310         $    238,210
Net realized gain (loss) on investments                                                           (344,854)            (623,065)
Net change in unrealized appreciation (depreciation) on investments                               (894,700)          (1,573,276)
                                                                                              ------------         ------------
Net increase (decrease) in net assets resulting from operations                                   (974,244)          (1,958,131)
                                                                                              ------------         ------------
Distributions to shareholders from:
    Net investment income
       Class A                                                                                     (63,404)             (56,037)
       Class B                                                                                      (2,219)                (739)
       Class C                                                                                        (204)                 (58)
       Class Y                                                                                         (14)                 (11)
                                                                                              ------------         ------------
Total distributions                                                                                (65,841)             (56,845)
                                                                                              ------------         ------------
Capital share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                                                     83,503,502          108,217,715
    Class B shares                                                                              30,202,847           30,996,925
    Class C shares                                                                               4,162,674            3,095,161
    Class Y shares                                                                                      --                1,400
Reinvestment of distributions at net asset value
    Class A shares                                                                                  62,434               55,043
    Class B shares                                                                                   2,074                  724
    Class C shares                                                                                     197                   55
    Class Y shares                                                                                      --                    1
Payments for redemptions
    Class A shares                                                                                (901,835)          (1,237,787)
    Class B shares (Note 2)                                                                     (2,501,437)          (2,290,569)
    Class C shares (Note 2)                                                                        (99,253)            (119,125)
                                                                                              ------------         ------------
Increase (decrease) in net assets from capital share transactions                              114,431,203          138,719,543
                                                                                              ------------         ------------
Total increase (decrease) in net assets                                                        113,391,118          136,704,567
Net assets at beginning of period (Note 1)                                                         100,400(b)           100,495(c)
                                                                                              ------------         ------------
Net assets at end of period                                                                   $113,491,518         $136,805,062
                                                                                              ============         ============
Undistributed net investment income                                                           $    199,507         $    181,386
                                                                                              ------------         ------------

(a)  When shares became publicly available.

(b) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $400 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

(c) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $495 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Portfolio Builder Series
                                                                                                    AXP                  AXP
                                                                                             Portfolio Builder    Portfolio Builder
                                                                                                Aggressive          Total Equity
For the period from March 4, 2004(a) to July 31, 2004 (Unaudited)                                  Fund                 Fund
Operations
Investment income (loss) -- net                                                                $    72,176          $    12,890
Net realized gain (loss) on investments                                                           (352,666)            (303,571)
Net change in unrealized appreciation (depreciation) on investments                               (967,408)          (1,020,111)
                                                                                               -----------          -----------
Net increase (decrease) in net assets resulting from operations                                 (1,247,898)          (1,310,792)
                                                                                               -----------          -----------
Capital share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                                                     53,784,200           44,624,579
    Class B shares                                                                              14,676,111           13,455,607
    Class C shares                                                                               1,626,756            1,109,699
    Class Y shares                                                                                  17,000               39,635
Payments for redemptions
    Class A shares                                                                                (827,306)            (665,278)
    Class B shares (Note 2)                                                                       (814,339)          (1,121,707)
    Class C shares (Note 2)                                                                        (27,535)             (12,599)
                                                                                               -----------          -----------
Increase (decrease) in net assets from capital share transactions                               68,434,887           57,429,936
                                                                                               -----------          -----------
Total increase (decrease) in net assets                                                         67,186,989           56,119,144
Net assets at beginning of period (Note 1)                                                         100,579(b)           100,702(c)
                                                                                               -----------          -----------
Net assets at end of period                                                                    $67,287,568          $56,219,846
                                                                                               ===========          ===========
Undistributed net investment income                                                            $    72,179          $    12,870
                                                                                               -----------          -----------

(a)  When shares became publicly available.

(b) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $579 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

(c) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $702 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Portfolio Builder Series

(Unaudited as to July 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying funds for which American Express Financial Corporation (AEFC) or an affiliate acts as investment manager or principal underwriter. For each Fund, on Feb. 19, 2004, AEFC invested $100,000 (7,000 shares for Class A; 1,000 shares for Class B; Class C and Class Y, respectively), which represented the initial capital for each class at $10 per share. Shares of each Fund were first offered to the public on March 4, 2004.

The primary investments of each Fund are as follows:

AXP Portfolio Builder Conservative Fund -- invests primarily in fixed income securities.

AXP Portfolio Builder Moderate Conservative Fund -- invests primarily in fixed income securities and also invests a moderate amount in equity securities.

AXP Portfolio Builder Moderate Fund -- invests in a balance of fixed income and equity securities.

AXP Portfolio Builder Moderate Aggressive Fund -- invests primarily in equity securities and also invests a moderate amount in fixed income securities.

AXP Portfolio Builder Aggressive Fund -- invests primarily in equity securities and also invests a small amount in fixed income securities.

AXP Portfolio Builder Total Equity Fund -- invests primarily in equity securities.

Each Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------
31   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Each Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of investments

Investments in the underlying funds are valued at their net asset value at the close of each business day. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income and net realized gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book/tax differences. These differences are primarily due to capital loss carryforwards and losses deferred due to wash sales and excise tax regulations (post October flip losses). The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

Dividends to shareholders

Dividends from net investment income, declared and distributed quarterly, when available, for AXP Portfolio Builder Conservative Fund, AXP Portfolio Builder Moderate Conservative Fund, AXP Portfolio Builder Moderate Fund and AXP Portfolio Builder Moderate Aggressive Fund and declared and paid at the end of the calendar year, when available, for AXP Portfolio Builder Aggressive Fund and AXP Portfolio Builder Total Equity Fund, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions, normally shares of the underlying funds, are accounted for as of trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
32   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Each Fund has agreements with AEFC to provide investment management services. Under an Investment Management Services Agreement, each Fund pays a fee at an annual rate of 0.08% of each Fund's average daily net assets.

Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at an annual rate of 0.02% of each Fund's average daily net assets.

A minor portion of additional administrative service expenses paid by each Fund are consultants' fees and fund office expenses. Under this agreement, each Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other American Express mutual funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. Each Fund pays AECSC an annual fee per shareholder account for this service as follows:

AXP Portfolio Builder Conservative Fund
AXP Portfolio Builder Moderate Conservative Fund

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

AXP Portfolio Builder Moderate Fund
AXP Portfolio Builder Moderate Aggressive Fund
AXP Portfolio Builder Aggressive Fund
AXP Portfolio Builder Total Equity Fund

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge each Fund an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
33   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Each Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, each Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of each Fund's average daily net assets attributable to Class Y shares.

For the period ended July 31, 2004, AEFC and its affiliates waived certain fees and expenses as follows:

Fund                                                        Class A   Class B  Class C Class Y
AXP Portfolio Builder Conservative Fund                      0.58%     1.21%    1.17%   0.42%
AXP Portfolio Builder Moderate Conservative Fund             0.50      1.36     1.25    0.42
AXP Portfolio Builder Moderate Fund                          0.58      1.36     1.36    0.35
AXP Portfolio Builder Moderate Aggressive Fund               0.58      1.37     1.36    0.35
AXP Portfolio Builder Aggressive Fund                        0.50      1.36     1.37    0.42
AXP Portfolio Builder Total Equity Fund                      0.59      1.37     1.36    0.31

In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Jan. 31, 2005. Under this agreement, net direct expenses will not exceed 0.59% for Class A, 1.37% for Class B and 1.37% for Class C and 0.42% for Class Y of each Fund's average daily net assets.

Sales charges received by the Distributor for distributing the Funds' shares for the period ended July 31, 2004, are as follows:

Fund                                                      Class A      Class B        Class C
AXP Portfolio Builder Conservative Fund                $  346,537      $   888           $ 81
AXP Portfolio Builder Moderate Conservative Fund          704,379        4,560            323
AXP Portfolio Builder Moderate Fund                     1,701,152       10,156            296
AXP Portfolio Builder Moderate Aggressive Fund          2,738,583        7,063            373
AXP Portfolio Builder Aggressive Fund                   1,245,871        3,006            239
AXP Portfolio Builder Total Equity Fund                   643,205        2,057            126

--------------------------------------------------------------------------------
34   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

During the period ended July 31, 2004, the Funds' custodian and transfer agency fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                 Reduction
AXP Portfolio Builder Conservative Fund                                 $74
AXP Portfolio Builder Moderate Conservative Fund                         41
AXP Portfolio Builder Moderate Fund                                      20
AXP Portfolio Builder Aggressive Fund                                    20

Each Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a Fund invests. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

3. SECURITIES TRANSACTIONS

For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                    Purchases     Proceeds
AXP Portfolio Builder Conservative Fund              $ 32,174,046  $ 1,561,320
AXP Portfolio Builder Moderate Conservative Fund       58,297,679    4,374,983
AXP Portfolio Builder Moderate Fund                   124,142,127    9,944,595
AXP Portfolio Builder Moderate Aggressive Fund        150,196,155   11,947,893
AXP Portfolio Builder Aggressive Fund                  75,822,178    7,549,343
AXP Portfolio Builder Total Equity Fund                61,860,584    4,882,708

Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
35   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period indicated are as follows:

                                                          AXP Portfolio Builder Conservative Fund
                                                        Period from March 4, 2004* to July 31, 2004
                                              Class A           Class B          Class C               Class Y
Sold                                        2,117,511           935,599          165,977                   --
Issued for reinvested distributions             1,403                93               48                   --
Redeemed                                      (87,342)          (59,476)          (4,293)                  --
                                           ----------         ---------          -------                  ---
Net increase (decrease)                     2,031,572           876,216          161,732                   --
                                           ----------         ---------          -------                  ---

* When shares became publicly available.

                                                     AXP Portfolio Builder Moderate Conservative Fund
                                                        Period from March 4, 2004* to July 31, 2004
                                              Class A           Class B          Class C               Class Y
Sold                                        3,754,365         1,607,281          315,122                   --
Issued for reinvested distributions             3,500               204               52                   --
Redeemed                                     (105,426)         (118,815)         (10,757)                  --
                                           ----------         ---------          -------                  ---
Net increase (decrease)                     3,652,439         1,488,670          304,417                   --
                                           ----------         ---------          -------                  ---

* When shares became publicly available.

                                                            AXP Portfolio Builder Moderate Fund
                                                        Period from March 4, 2004* to July 31, 2004
                                              Class A           Class B          Class C               Class Y
Sold                                        8,457,442         3,061,572          421,801                   --
Issued for reinvested distributions             6,294               209               20                   --
Redeemed                                      (91,533)         (255,073)          (9,989)                  --
                                           ----------         ---------          -------                  ---
Net increase (decrease)                     8,372,203         2,806,708          411,832                   --
                                           ----------         ---------          -------                  ---

* When shares became publicly available.

                                                      AXP Portfolio Builder Moderate Aggressive Fund
                                                        Period from March 4, 2004* to July 31, 2004
                                              Class A           Class B          Class C               Class Y
Sold                                       10,990,296         3,149,280          314,943                  140
Issued for reinvested distributions             5,553                74                6                   --
Redeemed                                     (126,322)         (237,020)         (12,124)                  --
                                           ----------         ---------          -------                  ---
Net increase (decrease)                    10,869,527         2,912,334          302,825                  140
                                           ----------         ---------          -------                  ---

* When shares became publicly available.

--------------------------------------------------------------------------------
36   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

                                                           AXP Portfolio Builder Aggressive Fund
                                                        Period from March 4, 2004* to July 31, 2004
                                              Class A           Class B          Class C               Class Y
Sold                                        5,476,441         1,498,167          166,311                1,708
Issued for reinvested distributions                --                --               --                   --
Redeemed                                      (84,677)          (85,023)          (2,836)                  --
                                            ---------         ---------          -------                -----
Net increase (decrease)                     5,391,764         1,413,144          163,475                1,708
                                            ---------         ---------          -------                -----

* When shares became publicly available.

                                                          AXP Portfolio Builder Total Equity Fund
                                                        Period from March 4, 2004* to July 31, 2004
                                              Class A           Class B          Class C               Class Y
Sold                                        4,566,013         1,378,819          113,771                4,026
Issued for reinvested distributions                --                --               --                   --
Redeemed                                      (68,419)         (118,191)          (1,304)                  --
                                            ---------         ---------          -------                -----
Net increase (decrease)                     4,497,594         1,260,628          112,467                4,026
                                            ---------         ---------          -------                -----

* When shares became publicly available.

5. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Each Fund had no borrowings outstanding during the period ended July 31, 2004.

6. INVESTMENTS IN UNDERLYING FUNDS

The Funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2004, each Fund held the following positions, which exceed 5% of the underlying fund's shares outstanding:

AXP Portfolio Builder Conservative Fund
Underlying fund                                           Percent of shares held
AXP Limited Duration Bond Fund                                     5.21%

AXP Portfolio Builder Moderate Conservative Fund
Underlying fund                                           Percent of shares held
AXP Real Estate Fund                                               5.06%
AXP Core Bond Fund                                                 6.93%

--------------------------------------------------------------------------------
37   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Fund
Underlying fund                                           Percent of shares held
AXP Partners Aggressive Growth Fund                                5.80%
AXP Quantitative Large Cap Equity Fund                             7.53%
AXP Inflation Protected Securities Fund                            7.65%
AXP Partners Growth Fund                                          10.32%
AXP Real Estate Fund                                              10.82%
AXP Core Bond Fund                                                17.31%

AXP Portfolio Builder Moderate Aggressive Fund
Underlying fund                                           Percent of shares held
AXP Inflation Protected Securities Fund                            7.66%
AXP Partners Aggressive Growth Fund                                9.16%
AXP Quantitative Large Cap Equity Fund                            11.55%
AXP Real Estate Fund                                              12.89%
AXP Core Bond Fund                                                14.19%
AXP Partners Growth Fund                                          15.76%

AXP Portfolio Builder Aggressive Fund
Underlying fund                                           Percent of shares held
AXP Partners Aggressive Growth Fund                                5.52%
AXP Real Estate Fund                                               6.39%
AXP Quantitative Large Cap Equity Fund                             7.74%
AXP Partners Growth Fund                                           9.80%

AXP Portfolio Builder Total Equity Fund
Underlying fund                                           Percent of shares held
AXP Real Estate Fund                                               5.03%
AXP Partners Aggressive Growth Fund                                5.46%
AXP Quantitative Large Cap Equity Fund                             6.83%
AXP Partners Growth Fund                                           9.84%

--------------------------------------------------------------------------------
38   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP Portfolio Builder Conservative Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.02
Income from investment operations:
Net investment income (loss)                                          .03
Net gains (losses) (both realized and unrealized)                    (.14)
Total from investment operations                                     (.11)
Less distributions:
Dividends from net investment income                                 (.01)
Net asset value, end of period                                     $ 9.90

Ratios/supplemental data
Net assets, end of period (in millions)                               $20
Ratio of expenses to average daily net assets(c),(f)                 .58%(d),(e)
Ratio of net investment income (loss) to average daily net assets   1.42%(d)
Portfolio turnover rate (excluding short-term securities)             12%
Total return(g)                                                    (1.06%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.44% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
39   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Conservative Fund

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.02
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.15)
Total from investment operations                                     (.14)
Net asset value, end of period                                     $ 9.88

Ratios/supplemental data
Net assets, end of period (in millions)                                $9
Ratio of expenses to average daily net assets(c),(f)                1.21%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .80%(d)
Portfolio turnover rate (excluding short-term securities)             12%
Total return(g)                                                    (1.37%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.07% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
40   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Conservative Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                         2004(b)
Net asset value, beginning of period                               $10.02
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.15)
Total from investment operations                                     (.14)
Net asset value, end of period                                     $ 9.88

Ratios/supplemental data
Net assets, end of period (in millions)                                $2
Ratio of expenses to average daily net assets(c),(f)                1.17%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .87%(d)
Portfolio turnover rate (excluding short-term securities)             12%
Total return(g)                                                    (1.35%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.03% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
41   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Conservative Fund

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.02
Income from investment operations:
Net investment income (loss)                                          .02
Net gains (losses) (both realized and unrealized)                    (.12)
Total from investment operations                                     (.10)
Less distributions:
Dividends from net investment income                                 (.01)
Net asset value, end of period                                     $ 9.91

Ratios/supplemental data
Net assets, end of period (in millions)                               $--
Ratio of expenses to average daily net assets(c),(f)                 .42%(d),(e)
Ratio of net investment income (loss) to average daily net assets   1.42%(d)
Portfolio turnover rate (excluding short-term securities)             12%
Total return(g)                                                     (.98%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.28% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
42   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Conservative Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.03
Income from investment operations:
Net investment income (loss)                                          .03
Net gains (losses) (both realized and unrealized)                    (.22)
Total from investment operations                                     (.19)
Less distributions:
Dividends from net investment income                                 (.02)
Net asset value, end of period                                     $ 9.82

Ratios/supplemental data
Net assets, end of period (in millions)                               $36
Ratio of expenses to average daily net assets(c),(f)                 .50%(d),(e)
Ratio of net investment income (loss) to average daily net assets   1.66%(d)
Portfolio turnover rate (excluding short-term securities)             17%
Total return(g)                                                    (1.91%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.94% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
43   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Conservative Fund

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.03
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.23)
Total from investment operations                                     (.22)
Less distributions:
Dividends from net investment income                                 (.01)
Net asset value, end of period                                     $ 9.80

Ratios/supplemental data
Net assets, end of period (in millions)                               $15
Ratio of expenses to average daily net assets(c),(f)                1.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .76%(d)
Portfolio turnover rate (excluding short-term securities)             17%
Total return(g)                                                    (2.24%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.80% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
44   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Conservative Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.03
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.22)
Total from investment operations                                     (.21)
Less distributions:
Dividends from net investment income                                 (.01)
Net asset value, end of period                                     $ 9.81

Ratios/supplemental data
Net assets, end of period (in millions)                                $3
Ratio of expenses to average daily net assets(c),(f)                1.25%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .89%(d)
Portfolio turnover rate (excluding short-term securities)             17%
Total return(g)                                                    (2.14%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.69% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
45   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Conservative Fund

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.03
Income from investment operations:
Net investment income (loss)                                          .03
Net gains (losses) (both realized and unrealized)                    (.22)
Total from investment operations                                     (.19)
Less distributions:
Dividends from net investment income                                 (.02)
Net asset value, end of period                                     $ 9.82

Ratios/supplemental data
Net assets, end of period (in millions)                               $--
Ratio of expenses to average daily net assets(c),(f)                 .42%(d),(e)
Ratio of net investment income (loss) to average daily net assets   1.55%(d)
Portfolio turnover rate (excluding short-term securities)             17%
Total return(g)                                                    (1.93%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.86% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
46   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.04
Income from investment operations:
Net investment income (loss)                                          .03
Net gains (losses) (both realized and unrealized)                    (.26)
Total from investment operations                                     (.23)
Less distributions:
Dividends from net investment income                                 (.02)
Net asset value, end of period                                     $ 9.79

Ratios/supplemental data
Net assets, end of period (in millions)                               $82
Ratio of expenses to average daily net assets(c),(f)                 .58%(d),(e)
Ratio of net investment income (loss) to average daily net assets   1.55%(d)
Portfolio turnover rate (excluding short-term securities)             20%
Total return(g)                                                    (2.33%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.76% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
47   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Fund

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.04
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.28)
Total from investment operations                                     (.27)
Net asset value, end of period                                     $ 9.77

Ratios/supplemental data
Net assets, end of period (in millions)                               $27
Ratio of expenses to average daily net assets(c),(f)                1.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .76%(d)
Portfolio turnover rate (excluding short-term securities)             20%
Total return(g)                                                    (2.64%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.54% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
48   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.04
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.28)
Total from investment operations                                     (.27)
Net asset value, end of period                                     $ 9.77

Ratios/supplemental data
Net assets, end of period (in millions)                                $4
Ratio of expenses to average daily net assets(c),(f)                1.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .76%(d)
Portfolio turnover rate (excluding short-term securities)             20%
Total return(g)                                                    (2.65%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.54% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
49   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Fund

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.04
Income from investment operations:
Net investment income (loss)                                          .03
Net gains (losses) (both realized and unrealized)                    (.26)
Total from investment operations                                     (.23)
Less distributions:
Dividends from net investment income                                 (.01)
Net asset value, end of period                                     $ 9.80

Ratios/supplemental data
Net assets, end of period (in millions)                               $--
Ratio of expenses to average daily net assets(c),(f)                 .35%(d),(e)
Ratio of net investment income (loss) to average daily net assets   1.56%(d)
Portfolio turnover rate (excluding short-term securities)             20%
Total return(g)                                                    (2.25%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.53% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
50   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Aggresssive Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.05
Income from investment operations:
Net investment income (loss)                                          .02
Net gains (losses) (both realized and unrealized)                    (.35)
Total from investment operations                                     (.33)
Less distributions:
Dividends from net investment income                                 (.01)
Net asset value, end of period                                     $ 9.71

Ratios/supplemental data
Net assets, end of period (in millions)                              $106
Ratio of expenses to average daily net assets(c),(f)                 .58%(d),(e)
Ratio of net investment income (loss) to average daily net assets   1.12%(d)
Portfolio turnover rate (excluding short-term securities)             19%
Total return(g)                                                    (3.27%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.79% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
51   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Aggresssive Fund

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2004(b)
Net asset value, beginning of period                               $10.05
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.37)
Total from investment operations                                     (.36)
Net asset value, end of period                                     $ 9.69

Ratios/supplemental data
Net assets, end of period (in millions)                               $28
Ratio of expenses to average daily net assets(c),(f)                1.37%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .32%(d)
Portfolio turnover rate (excluding short-term securities)             19%
Total return(g)                                                    (3.55%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.58% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
52   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Aggresssive Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.05
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.37)
Total from investment operations                                     (.36)
Net asset value, end of period                                     $ 9.69

Ratios/supplemental data
Net assets, end of period (in millions)                                $3
Ratio of expenses to average daily net assets(c),(f)                1.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .33%(d)
Portfolio turnover rate (excluding short-term securities)             19%
Total return(g)                                                    (3.55%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.57% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
53   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Aggresssive Fund

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.05
Income from investment operations:
Net investment income (loss)                                          .02
Net gains (losses) (both realized and unrealized)                    (.34)
Total from investment operations                                     (.32)
Less distributions:
Dividends from net investment income                                 (.01)
Net asset value, end of period                                     $ 9.72

Ratios/supplemental data
Net assets, end of period (in millions)                               $--
Ratio of expenses to average daily net assets(c),(f)                 .35%(d),(e)
Ratio of net investment income (loss) to average daily net assets   1.12%(d)
Portfolio turnover rate (excluding short-term securities)             19%
Total return(g)                                                    (3.19%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.56% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
54   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Aggressive Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.06
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.42)
Total from investment operations                                     (.41)
Net asset value, end of period                                     $ 9.65

Ratios/supplemental data
Net assets, end of period (in millions)                               $52
Ratio of expenses to average daily net assets(c),(f)                 .50%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .76%(d)
Portfolio turnover rate (excluding short-term securities)             24%
Total return(g)                                                    (4.08%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.01% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
55   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Aggressive Fund

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.06
Income from investment operations:
Net gains (losses) (both realized and unrealized)                    (.44)
Net asset value, end of period                                     $ 9.62

Ratios/supplemental data
Net assets, end of period (in millions)                               $14
Ratio of expenses to average daily net assets(c),(f)                1.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets   (.06%)(d)
Portfolio turnover rate (excluding short-term securities)             24%
Total return(g)                                                    (4.37%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.87% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
56   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Aggressive Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.06
Income from investment operations:
Net gains (losses) (both realized and unrealized)                    (.45)
Net asset value, end of period                                     $ 9.61

Ratios/supplemental data
Net assets, end of period (in millions)                                $2
Ratio of expenses to average daily net assets(c),(f)                1.37%(d),(e)
Ratio of net investment income (loss) to average daily net assets   (.06%)(d)
Portfolio turnover rate (excluding short-term securities)             24%
Total return(g)                                                    (4.47%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.88% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
57   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Aggressive Fund

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.06
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.42)
Total from investment operations                                     (.41)
Net asset value, end of period                                     $ 9.65

Ratios/supplemental data
Net assets, end of period (in millions)                               $--
Ratio of expenses to average daily net assets(c),(f)                 .42%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .50%(d)
Portfolio turnover rate (excluding short-term securities)             24%
Total return(g)                                                    (4.08%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.93% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
58   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Total Equity Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.07
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.52)
Total from investment operations                                     (.51)
Net asset value, end of period                                     $ 9.56

Ratios/supplemental data
Net assets, end of period (in millions)                               $43
Ratio of expenses to average daily net assets(c),(f)                 .59%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .31%(d)
Portfolio turnover rate (excluding short-term securities)             19%
Total return(g)                                                    (5.06%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.16% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rate share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
59   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Total Equity Fund

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.07
Income from investment operations:
Net investment income (loss)                                         (.01)
Net gains (losses) (both realized and unrealized)                    (.53)
Total from investment operations                                     (.54)
Net asset value, end of period                                     $ 9.53

Ratios/supplemental data
Net assets, end of period (in millions)                               $12
Ratio of expenses to average daily net assets(c),(f)                1.37%(d),(e)
Ratio of net investment income (loss) to average daily net assets   (.45%)(d)
Portfolio turnover rate (excluding short-term securities)             19%
Total return(g)                                                    (5.36%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.94% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rate share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
60   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Total Equity Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.07
Income from investment operations:
Net gains (losses) (both realized and unrealized)                    (.54)
Net asset value, end of period                                     $ 9.53

Ratios/supplemental data
Net assets, end of period (in millions)                                $1
Ratio of expenses to average daily net assets(c),(f)                1.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets   (.43%)(d)
Portfolio turnover rate (excluding short-term securities)             19%
Total return(g)                                                    (5.36%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.93% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rate share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
61   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

AXP Portfolio Builder Total Equity Fund

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                        2004(b)
Net asset value, beginning of period                               $10.07
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                    (.51)
Total from investment operations                                     (.50)
Net asset value, end of period                                     $ 9.57

Ratios/supplemental data
Net assets, end of period (in millions)                               $--
Ratio of expenses to average daily net assets(c),(f)                 .31%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .32%(d)
Portfolio turnover rate (excluding short-term securities)             19%
Total return(g)                                                    (4.97%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.88% for the period ended July 31, 2004.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rate share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

--------------------------------------------------------------------------------
62   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

Proxy Voting

The Portfolio Builder Funds only own shares of other AXP funds and vote proxies of these funds whenever shareholder meetings are held which, unless a special shareholder meeting is called, usually occur about every four years. The Portfolio Builder Funds will be voted for, against or abstain on each proposal that the underlying AXP fund sets forth in its proxy soliciting material in the same percentage as the public shareholders of the underlying AXP fund vote the proposal. The Portfolio Builder Funds do not invest in publicly-held operating companies.

--------------------------------------------------------------------------------
63   --   AXP PORTFOLIO BUILDER SERIES   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Small Company
        Index
             Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Small Company Index Fund seeks to provide shareholders with long-term capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                   3

Questions & Answers
   with Portfolio Management                                    4

Investments in Securities                                       8

Financial Statements                                           18

Notes to Financial Statements                                  21

Fund Expenses Example                                          29

Proxy Voting                                                   31

--------------------------------------------------------------------------------
2 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
David Factor                      9/01                        7

FUND OBJECTIVE

For investors seeking long-term capital appreciation.

Inception dates
A: 8/19/96      B: 8/19/96      Y: 8/19/96

Ticker symbols
A: ISIAX        B: ISIBX        Y: ISCYX

Total net assets                                         $1.210 billion

Number of holdings                                                  610

STYLE MATRIX

         STYLE
VALUE    BLEND   GROWTH
                        LARGE
                        MEDIUM  SIZE
          X             SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Consumer discretionary 17.3%
Technology 15.3%
Financials 14.9%
Industrials 13.8%
Health care 11.5%
Materials 8.7%
Energy 5.8%
Short-term securities* 4.7%
Utilities 3.8%
Consumer staples 3.1%
Telecommunications 1.1%

* 3.8% of the securities in this category is due to security lending activity. 0.9% of the short-term securities is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

NVR (Home building)                                                 0.6%
Urban Outfitters (Textiles & apparel)                               0.5
Timken (Machinery)                                                  0.5
M.D.C. Holdings (Building materials & construction)                 0.5
FLIR Systems (Machinery)                                            0.5
Massey Energy (Energy)                                              0.5
Yellow Roadway (Industrial transportation)                          0.4
Patina Oil & Gas (Energy)                                           0.4
Roper Inds (Machinery)                                              0.4
Polaris Inds (Leisure time & entertainment)                         0.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies may also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager David Factor discusses the Fund's results for the first half of fiscal year 2004.

Q: How did AXP Small Company Index Fund perform for the six-month period ended July 31, 2004?

A: AXP Small Company Index Fund's Class A shares gained 0.53%, excluding sales charge, for the six months ended July 31, 2004. In comparison, the unmanaged Standard & Poors SmallCap 600 Index (S&P SmallCap 600 Index) rose 1.11%. The Fund outperformed the Lipper Small-Cap Core Funds Index, representing the Fund's peer group, which fell 1.05% for the period.

Q:  What factors most significantly  affected performance?

A: Continuing the trend that began in 1999, the small-cap equity market outperformed large-company stocks for the six months ended July 31, 2004. Still, small-cap equity returns were volatile. When the fiscal period began in February 2004, the economy was on a path of expansion. Business investment increased, especially in equipment and software spending. Inflation remained low. Industrial production rose, propelled by recession-streamlined businesses increasing purchases to meet rising demand. Retail sales, excluding autos, remained healthy. Equity returns were modestly positive. However, consumer

(bar graph)
                             PERFORMANCE COMPARISON
                  For the six-month period ended July 31, 2004
 1.50%                           (bar 2)
                                 +1.11%
 0.75%    (bar 1)
           +0.53%
 0.00%

-0.75%                                                      (bar 3)
                                                            -1.05%
-1.50%

(bar 1) AXP Small Company Index Fund** Class A (excluding sales charge) (bar 2) S&P SmallCap 600 Index(1) (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index(2)

(1) S&P SmallCap 600 Index, an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

** Fund does not have Class C shares.

--------------------------------------------------------------------------------
4 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Energy was the best performing sector for the period, especially oil and gas equipment manufacturers. The materials sector also did well.(end callout quote)

    confidence suffered as employment remained slow to pick up, presidential campaign rhetoric heightened, and energy prices soared. In March, growing concerns over terrorism added to the list of factors hampering consumer and investor confidence, and U.S. equity returns declined.

AVERAGE ANNUAL TOTAL RETURNS
                                        Class A                 Class B                    Class Y
(Inception dates)                      (8/19/96)               (8/19/96)                  (8/19/96)
                                  NAV(1)     POP(2)       NAV(1)   After CDSC(3)     NAV(4)       POP(4)
as of July 31, 2004
6 months*                         +0.53%     -5.26%       +0.14%      -4.86%        +0.79%        +0.79%
1 year                           +20.48%    +13.55%      +19.39%     +15.39%       +20.72%       +20.72%
3 years                           +6.93%     +4.84%       +6.10%      +5.21%        +7.11%        +7.11%
5 years                           +8.59%     +7.31%       +7.75%      +7.60%        +8.79%        +8.79%
Since inception                   +9.48%     +8.67%       +8.64%      +8.64%        +9.65%        +9.65%

as of June 30, 2004
6 months*                         +9.54%     +3.24%       +9.16%      +5.16%        +9.70%        +9.70%
1 year                           +34.00%    +26.30%      +33.16%     +29.16%       +34.32%       +34.32%
3 years                           +8.34%     +6.22%       +7.52%      +6.65%        +8.56%        +8.56%
5 years                           +9.63%     +8.34%       +8.80%      +8.66%        +9.82%        +9.82%
Since inception                  +10.39%     +9.57%       +9.56%      +9.56%       +10.55%       +10.55%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    The economic picture remained generally positive during the second quarter of 2004. After much anticipation, the Federal Reserve Board raised the targeted federal funds rate on June 30, 2004 by a quarter-percentage point, to 1.25%, stating that its monetary policy remained accommodative, even after this action.

    In July, business investment, residential construction, and exports each rose strongly. However, second quarter GDP came in at a 3% annualized rate, much lower than the prior quarters. The drop primarily reflected American consumers' reined-in spending, as prices for energy and other items rose. The slowdown renewed concerns about the vibrancy of the economy's recovery, which was compounded by a worsening trade deficit and nearly stalled U.S. job growth. Valuation concerns negatively affected small-cap stocks, depressing prices.

    Overall, within the small-cap equity market, value-oriented stocks outpaced growth-oriented stocks during the six months ended July 31, 2004.

Q: Which equity sectors and securities affected the S&P SmallCap 600 Index's performance most during the six months?

A:  Energy was the best performing sector for the period, especially oil and gas equipment manufacturers. The materials sector also did well. Transportation companies within the industrial sector were solid performers, too. Information technology lagged the other sectors. The consumer staples sector also detracted from performance, primarily due to poor performance
    within  the  household   and  personal   products   industry.   Diversified
    financials, which includes banks, insurance and real estate companies within the broader financials sector, produced negative returns as well.

    Several individual stocks contributed significantly to the performance of the S&P SmallCap 600 Index over the six-month period. Some strong performers for the period were machinery company FLIR Systems, which manufactures thermal imaging and broadcast camera systems, and clothing retailer Urban Outfitters. Performance laggards during the semiannual period included NBTY, which manufactures and retails vitamins and nutritional products, and HOT Topic, which retails music-licensed and music-influenced clothing, accessories, and gifts primarily to the teen market.

Q:  What changes were made to the Fund?

A: The Fund attempts to replicate the composition of the S&P SmallCap 600 Index. We make changes to the Fund only when the index changes. During the first half of this fiscal year, the Fund had a low turnover rate of approximately 7%. There were 34 stocks that were added or

--------------------------------------------------------------------------------
6 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    removed from our benchmark over the six-month period. Primarily driven by increased merger and acquisition activity, this was more change than in either of the two prior six-month periods. Most deletions were due either to lack of representation or because a company ceased to exist after being acquired or merged.

Q:  How are you positioning the Fund for the months ahead?

A: The Fund will always attempt to stay fully invested in the stocks that make up the S&P SmallCap 600 Index, as we strive to mirror the performance of the index. The S&P indices are dynamic and are repositioned each quarter. We align the Fund with the index on that timetable as well.

    Overall, current market conditions indicate that U.S. economic expansion should continue at a relatively solid pace. We anticipate GDP growth to settle in the 4% range for the rest of the year. This ongoing expansion bodes well for modest gains across most equity sectors. At the same time, market leadership historically turns somewhat defensive in response to a Federal Reserve Board tightening cycle. This means investors may favor sectors in which demand may be less affected by rising rates over the months ahead, such as health care and consumer staples. Our view is tempered somewhat by valuation concerns hanging over small-cap stocks that may have a dampening effect on this segment of the equity market's relative performance going forward.

--------------------------------------------------------------------------------
7 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Small Company Index Fund

July 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.1%)
Issuer                                             Shares          Value(a)

Aerospace & defense (1.3%)
AAR                                                 87,015(b)      $904,956
Armor Holdings                                      88,005(b)     3,212,182
Curtiss-Wright                                      56,640        3,044,400
DRS Technologies                                    70,335(b)     2,512,366
EDO                                                 53,795        1,273,866
Esterline Technologies                              57,115(b)     1,792,840
Kaman Cl A                                          61,214          761,502
Teledyne Technologies                               87,604(b)     1,897,503
Total                                                            15,399,615

Airlines (0.3%)
Atlantic Coast Airlines Holdings                   122,338(b)       448,980
Frontier Airlines                                   95,873(b)       754,521
Mesa Air Group                                      85,558(b)       533,882
SkyWest                                            156,628        2,213,154
Total                                                             3,950,537

Automotive & related (1.2%)
Barnes Group                                        62,337        1,617,645
Central Parking                                     98,207        1,564,438
GenCorp                                            120,108        1,418,475
Intermet                                            69,083          256,298
Midas                                               41,681(b)       744,006
Myers Inds                                          81,525        1,067,978
Smith (AO)                                          79,329        2,278,329
Standard Motor Products                             53,325          762,548
TBC                                                 59,723(b)     1,429,171
Tower Automotive                                   156,608(b)       493,315
Winnebago Inds                                      91,796        3,382,682
Total                                                            15,014,885

Banks and savings & loans (8.9%)
Anchor BanCorp Wisconsin                            62,024        1,577,891
BankAtlantic Bancorp Cl A                          160,110        2,920,406
BankUnited Financial Cl A                           80,910(b)     2,171,624
Boston Private Financial Holdings                   73,694        1,710,438
Brookline Bancorp                                  159,225        2,265,772
Chittenden                                          99,309        3,373,527
Commercial Federal                                 109,923        2,894,273
Community First Bankshares                          99,493        3,203,675
Dime Community Bancshares                          100,642        1,672,670
Downey Financial                                    75,440        4,054,900
East West Bancorp                                  135,596        4,572,297
First BanCorp Puerto Rico                          108,528(c)     4,607,013
First Midwest Bancorp                              125,622        4,242,255
First Republic Bank                                 42,752        1,851,162
FirstFed Financial                                  45,754(b)     2,073,114
Flagstar Bancorp                                   164,170        3,229,224
Gold Bancorp                                       108,135        1,681,499
Hudson United Bancorp                              121,083        4,147,093
MAF Bancorp                                         88,189        3,540,788
New Century Financial                               91,440(e)     4,302,252
PrivateBancorp                                      54,180        1,517,040
Provident Bankshares                                88,667        2,650,257
Republic Bancorp                                   172,713        2,530,245
Riggs Natl                                          78,130        1,741,518
South Financial Group                              190,089        5,149,510
Southwest Bancorp of Texas                         185,180        3,768,413
Sterling Bancshares                                120,765        1,574,776
Sterling Financial                                  60,971(b)     1,929,122
Susquehanna Bancshares                             124,295        2,892,345
TrustCo Bank NY                                    200,762        2,537,632
UCBH Holdings                                      121,834        4,762,490
Umpqua Holdings                                    118,760        2,685,164
United Bankshares                                  117,482        3,703,033
Waypoint Financial                                  90,006        2,470,665
Whitney Holding                                    109,576        4,477,275
Wintrust Financial                                  54,620        2,896,499
Total                                                           107,377,857

Beverages & tobacco (0.1%)
DIMON                                              121,855          658,017
Schweitzer-Mauduit Intl                             40,536        1,145,142
Total                                                             1,803,159

Broker dealers (0.2%)
Piper Jaffray                                       53,535(b)     2,181,551

Building materials & construction (3.2%)
Apogee Enterprises                                  74,074          779,258
Building Materials Holding                          36,171          724,324
ElkCorp                                             53,178        1,160,876
Florida Rock Inds                                  116,700        5,009,931
Griffon                                             79,633(b)     1,669,904

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Building materials & construction (cont.)
Hughes Supply                                       82,626       $5,033,576
Insituform Technologies Cl A                        72,085(b)     1,295,367
Interface Cl A                                     139,680(b)     1,162,138
M.D.C. Holdings                                     88,014        5,910,140
Simpson Mfg                                         65,498        3,668,543
Standard Pacific                                    91,777        4,259,371
Texas Inds                                          57,117        2,446,321
Tredegar                                           103,654        1,708,218
Universal Forest Products                           48,124        1,461,526
Watts Water Technologies Cl A                       87,058        2,202,567
Total                                                            38,492,060

Chemicals (2.0%)
Arch Chemicals                                      62,797        1,788,459
Cambrex                                             70,455        1,553,533
Fuller (HB)                                         76,900        2,055,537
Georgia Gulf                                        89,048        3,165,655
Immucor                                             80,400(b)     1,628,904
MacDermid                                           81,752        2,392,064
OM Group                                            76,520(b)     2,450,170
Omnova Solutions                                   108,434(b)       676,628
Penford                                             23,653          414,874
PolyOne                                            247,112(b)     1,786,620
Quaker Chemical                                     25,983          646,977
Schulman (A)                                        81,355        1,693,811
TETRA Technologies                                  60,208(b)     1,586,481
WD-40                                               46,043        1,214,614
Wellman                                             86,053          605,813
Total                                                            23,660,140

Computer hardware (1.8%)
Adaptec                                            296,422(b)     2,220,201
Agilysys                                            86,822        1,293,648
Artesyn Technologies                               105,054(b,e)     783,703
Black Box                                           47,513        1,805,494
Engineered Support Systems                          70,292        3,941,271
Hutchinson Technology                               70,347(b)     1,566,628
Insight Enterprises                                130,538(b)     2,093,830
Intermagnetics General                              45,400(b)     1,746,084
Kronos                                              83,776(b)     3,679,441
Mercury Computer Systems                            57,239(b)     1,362,861
Phoenix Technologies                                65,945(b)       389,076
RadiSys                                             51,061(b)       633,667
Standard Register                                   76,929          843,142
Total                                                            22,359,046

Computer software & services (6.3%)
ANSYS                                               41,440(b)     1,965,914
Avid Technology                                     85,295(b)     3,986,687
Brooktrout                                          35,263(b)       311,020
CACI Intl Cl A                                      78,616(b)     3,231,904
Carreker                                            65,868(b)       621,794
Ciber                                              162,649(b)     1,219,868
Concord Communications                              49,330(b)       456,303
Dendrite Intl                                      111,965(b)     1,669,398
Digital Insight                                     94,640(b)     1,403,511
eFunds                                             129,130(b)     2,112,567
EPIQ Systems                                        48,115(b,e)     716,914
FactSet Research Systems                            83,557(e)     3,605,485
FileNET                                            105,084(b)     1,996,596
FindWhat.com                                        80,660(b,e)   1,314,758
Global Payments                                    102,162(e)     4,663,694
Hyperion Solutions                                 105,251(b)     4,317,395
Inter-Tel                                           69,312        1,503,377
Internet Security Systems                          130,600(b)     2,000,792
j2 Global Communications                            62,500(b,e)   1,594,375
JDA Software Group                                  78,400(b)       834,960
Manhattan Associates                                81,422(b)     2,113,715
ManTech Intl Cl A                                   86,825(b)     1,241,598
MapInfo                                             54,511(b)       563,644
MAXIMUS                                             58,532(b)     1,871,268
MemberWorks                                         28,413(b)       758,911
MICROS Systems                                      49,951(b)     2,428,618
MRO Software                                        67,130(b)       712,249
NDCHealth                                           97,183        2,041,815
Netegrity                                          102,176(b)       668,231
NYFIX                                               87,064(b)       419,648
PC-Tel                                              56,505(b)       570,135
Pegasus Solutions                                   62,747(b)       818,221
Pinnacle Systems                                   185,660(b)       733,357
Planar Systems                                      39,465(b)       545,012
PRG-Schultz Intl                                   166,651(b)       848,254
Progress Software                                   97,220(b)     2,005,649
QRS                                                 43,015(b)       291,212
Radiant Systems                                     70,885(b)       284,249
Roxio                                               90,583(b,e)     403,094
SCM Microsystems                                    41,585(b)       156,360
SERENA Software                                    119,860(b)     1,845,844
SPSS                                                46,908(b)       694,238
Take-Two Interactive Software                      121,119(b)     3,793,447
TALX                                                36,890          816,007
THQ                                                104,669(b,e)   1,993,944

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Computer software & services (cont.)
Verity                                              99,396(b)    $1,106,277
Watson Wyatt & Co Holdings                          86,890        2,271,305
WebEx Communications                               118,835(b)     2,438,494
Websense                                            61,900(b)     2,363,961
Zix                                                 85,622(b,e)     501,745
Total                                                            76,827,814

Electronics (7.7%)
Actel                                               69,467(b)     1,043,394
Advanced Energy Inds                                88,078(b)       868,449
Aeroflex                                           200,244(b)     2,220,706
Alliance Semiconductor                              95,154(b)       450,078
Analogic                                            36,819        1,529,461
ATMI                                                84,217(b)     1,714,658
Audiovox Cl A                                       62,147(b)     1,076,386
Axcelis Technologies                               268,238(b)     2,502,661
BEI Technologies                                    39,812          955,886
Bel Fuse Cl B                                       30,450        1,118,733
Belden CDT                                         126,393(b)     2,458,344
Bell Microproducts                                  73,319(b)       514,699
Benchmark Electronics                              110,759(b)     3,165,492
Brooks Automation                                  120,258(b)     1,732,918
Brush Engineered Materials                          50,675(b)       917,218
C&D Technologies                                    68,278        1,071,965
Cognex                                             122,027        3,670,572
Cohu                                                57,871        1,095,787
CTS                                                 97,336        1,116,444
Cubic                                               72,110        1,460,228
Cymer                                               99,178(b)     2,840,458
Daktronics                                          50,740(b)     1,314,166
Dionex                                              56,650(b)     2,673,314
DSP Group                                           78,685(b)     1,550,881
DuPont Photomasks                                   49,598(b)       810,431
Electro Scientific Inds                             75,799(b)     1,951,824
ESS Technology                                     106,236(b)       727,717
Exar                                               111,127(b)     1,496,881
Gerber Scientific                                   59,940(b)       388,411
Helix Technology                                    70,458        1,017,414
InVision Technologies                               47,310(b,e)   2,349,415
Itron                                               56,265(b)     1,074,099
Kopin                                              189,060(b)       724,100
Kulicke & Soffa Inds                               137,119(b)     1,070,899
Littelfuse                                          59,545(b)     2,310,346
MagneTek                                            76,886(b)       504,372
Methode Electronics                                 95,751        1,247,636
Microsemi                                          160,398(b)     1,964,876
Moog Cl A                                           70,220(b)     2,553,901
Park Electrochemical                                53,550        1,230,579
Paxar                                              106,987(b)     2,062,709
Pericom Semiconductor                               71,239(b)       711,678
Photon Dynamics                                     44,909(b)     1,234,548
Photronics                                          87,760(b)     1,269,887
Power Integrations                                  83,013(b)     1,675,202
Rogers                                              44,712(b,e)   2,211,008
Rudolph Technologies                                45,108(b)       721,728
SBS Technologies                                    41,203(b)       529,459
ScanSource                                          33,815(b)     1,981,559
Skyworks Solutions                                 403,898(b)     3,384,665
Standard Microsystems                               49,647(b)       854,425
Supertex                                            34,645(b)       579,957
Technitrol                                         108,866(b)     2,014,021
Three-Five Systems                                  57,571(b)       202,650
Trimble Navigation                                 136,703(b)     3,796,243
Triumph Group                                       42,791(b)     1,411,247
Ultratech                                           63,968(b)       797,041
Varian Semiconductor
   Equipment Associates                             97,962(b)     2,926,125
Veeco Instruments                                   79,956(b)     1,818,999
Vicor                                              113,138(b)     1,516,049
X-Rite                                              55,987          836,446
Total                                                            93,021,445

Energy (2.4%)
Cabot Oil & Gas                                     88,747        3,902,205
Frontier Oil                                        71,605        1,535,927
Massey Energy                                      204,750        5,661,337
NUI                                                 43,091          571,818
Patina Oil & Gas                                   190,332        5,612,890
Remington Oil & Gas                                 72,918(b)     1,724,511
St. Mary Land & Exploration                         77,005        2,642,042
Stone Energy                                        71,878(b)     3,251,761
Swift Energy                                        74,785(b)     1,696,872
Vintage Petroleum                                  174,521        2,984,309
Total                                                            29,583,672

Energy equipment & services (3.6%)
Atwood Oceanics                                     37,382(b)     1,445,188
Cal Dive Intl                                      103,121(b)     3,196,751
CARBO Ceramics                                      42,902        3,038,749
Cimarex Energy                                     111,642(b)     3,631,714
Dril-Quip                                           46,667(b)       879,673
Evergreen Resources                                116,299(b)     4,758,954
Headwaters                                          90,580(b)     2,512,689
Hydril                                              61,735(b)     2,200,853
Input/Output                                       197,326(b)     1,900,249
Lone Star Technologies                              77,609(b)     2,585,932
Oceaneering Intl                                    67,314(b)     2,226,074
Offshore Logistics                                  61,069(b)     1,767,948

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Energy equipment & services (cont.)
SEACOR Holdings                                     50,003(b)    $2,115,127
Spinnaker Exploration                               90,975(b)     3,254,176
Unit Corp                                          123,366(b)     3,978,554
Veritas DGC                                         90,168(b)     2,220,838
W-H Energy Services                                 74,080(b)     1,489,008
Total                                                            43,202,477

Engineering & construction (0.6%)
EMCOR Group                                         40,834(b)     1,766,887
Lennox Intl                                        158,712        2,796,505
URS                                                115,903(b)     2,799,058
Total                                                             7,362,450

Environmental services (0.6%)
Ionics                                              60,936(b,e)   1,647,709
Tetra Tech                                         150,823(b)     2,434,283
Waste Connections                                  117,747(b)     3,398,179
Total                                                             7,480,171

Finance companies (0.2%)
Financial Federal                                   46,564(b)     1,497,499
World Acceptance                                    50,065(b)     1,070,890
Total                                                             2,568,389

Financial services (1.0%)
Bowne & Co                                          94,385        1,405,393
Delphi Financial Group Cl A                         84,896        3,442,532
Heidrick & Struggles Intl                           51,111(b)     1,352,397
Investment Technology Group                        118,290(b)     1,554,331
Irwin Financial                                     76,285        2,039,098
Rewards Network                                     66,030(b)       449,004
SWS Group                                           46,286          634,118
Viad                                                59,745        1,428,503
Total                                                            12,305,376

Food (2.2%)
American Italian Pasta Cl A                         48,706(e)     1,432,443
Corn Products Intl                                  98,388        4,242,491
Delta & Pine Land                                  103,333        2,319,826
Flowers Foods                                      118,897        3,103,212
Hain Celestial Group                                98,332(b)     1,625,428
J & J Snack Foods                                   24,051(b)       883,393
Lance                                               79,573        1,196,778
Nash Finch                                          33,200          877,144
Performance Food Group                             125,068(b)     3,099,185
Ralcorp Holdings                                    78,856(b)     2,875,878
Sanderson Farms                                     53,540        2,582,234
United Natural Foods                               105,192(b)     2,279,511
Total                                                            26,517,523

Furniture & appliances (1.6%)
Aaron Rents                                         89,281        2,867,706
Bassett Furniture Inds                              31,569          602,968
Briggs & Stratton                                   60,564        5,057,094
Ethan Allen Interiors                              100,587        3,736,807
Fedders                                             82,145          331,044
La-Z-Boy                                           140,185        2,422,397
Natl Presto Inds                                    18,409          740,410
Select Comfort                                      98,215(b)     2,006,532
Thomas Inds                                         46,870        1,452,970
Total                                                            19,217,928

Health care products (7.3%)
Advanced Medical Optics                             79,565(b)     3,027,448
Alpharma Cl A                                      141,282        2,322,676
American Medical Systems
  Holdings                                          89,930(b)     2,861,573
ArthroCare                                          57,381(b)     1,528,056
Biolase Technology                                  65,480(b,e)     604,380
Biosite                                             42,265(b,e)   1,867,690
Bradley Pharmaceuticals                             42,205(b)       993,506
CIMA Labs                                           39,630(b)     1,341,476
Coherent                                            81,447(b)     2,143,278
Conmed                                              80,216(b)     1,777,587
Cooper Companies                                    88,170        5,241,706
Datascope                                           39,901        1,384,964
Diagnostic Products                                 78,409        3,148,121
Enzo Biochem                                        83,228        1,135,230
Haemonetics                                         67,872(b)     2,036,160
Hologic                                             55,031(b)     1,096,218
ICU Medical                                         37,195(b,e)   1,034,021
IDEXX Laboratories                                  93,708(b)     4,721,946
Integra LifeSciences Holdings                       77,060(b)     2,434,711
Invacare                                            84,370        3,421,204
Medicis Pharmaceutical Cl A                        153,124        5,477,244
Mentor                                             113,885        3,586,239
Merit Medical Systems                               70,910(b)     1,196,961
MGI Pharma                                         190,062(b)     5,323,636
Noven Pharmaceuticals                               63,106(b)     1,275,372
Osteotech                                           46,270(b)       179,065
PolyMedica                                          73,132        2,227,601
Possis Medical                                      49,015(b)     1,401,829
Regeneron Pharmaceuticals                          150,154(b)     1,285,318
ResMed                                              91,237(b)     4,470,613
Respironics                                         93,986(b)     5,236,900
Savient Pharmaceuticals                            161,747(b)       338,051
Sola Intl                                           86,247(b)     1,402,376
Sybron Dental Specialties                          104,015(b)     2,798,004
Techne                                             110,899(b)     4,413,780
Theragenics                                         80,872(b)       336,428

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Health care products (cont.)
Viasys Healthcare                                   83,063(b)    $1,258,404
Vital Signs                                         34,567        1,032,171
Wilson Greatbatch Technologies                      57,650(b)     1,262,535
Total                                                            88,624,478

Health care services (4.7%)
Accredo Health                                     130,815(b)     4,238,406
American Healthways                                 87,880(b,e)   2,392,972
AmSurg                                              81,600(b)     1,938,000
Angelica                                            24,109          580,304
ArQule                                              77,784(b)       332,138
Centene                                             54,665(b)     2,131,935
Cerner                                              96,511(b,e)   4,342,995
Chemed                                              32,735        1,531,998
Cross Country Healthcare                            86,255(b)     1,286,925
CryoLife                                            62,751(b,e)     301,205
Curative Health Services                            34,861(b)       214,744
Cyberonics                                          63,090(b,e)   1,765,258
LabOne                                              45,990(b)     1,357,165
Odyssey Healthcare                                  98,757(b)     1,696,645
Orthodontic Centers of America                     135,188(b,e)     913,871
Owens & Minor                                      105,943        2,719,557
PAREXEL Intl                                        70,452(b)     1,353,383
Pediatrix Medical Group                             66,101(b)     4,180,227
Pharmaceutical Product
  Development                                      151,691(b)     5,318,286
Priority Healthcare Cl B                           117,111(b)     2,623,286
Province Healthcare                                133,156(b)     1,934,757
RehabCare Group                                     43,731(b)     1,047,357
Sierra Health Services                              72,575(b)     3,207,815
Sunrise Senior Living                               55,243(b,e)   1,950,078
SurModics                                           47,241(b,e)   1,130,005
United Surgical Partners Intl                       75,860(b)     2,673,306
US Oncology                                        233,018(b)     3,464,978
Total                                                            56,627,596

Home building (1.4%)
Champion Enterprises                               190,064(b)     1,849,323
Fleetwood Enterprises                              143,540(b)     1,929,178
Meritage                                            35,510(b)     2,198,069
Monaco Coach                                        79,134        1,921,374
NVR                                                 17,469(b)     8,140,553
Skyline                                             22,648          847,035
Total                                                            16,885,532

Household products (0.7%)
Action Performance Companies                        49,477          534,352
Applica                                             64,854          333,998
Enesco Group                                        38,312(b)       327,568
JAKKS Pacific                                       68,346(b)     1,371,704
Libbey                                              36,843          828,231
Nature's Sunshine Products                          40,226          598,563
Nautilus Group                                      88,065(e)     1,630,963
Rayovac                                             92,935(b)     2,484,152
Total                                                             8,109,531

Industrial services (0.7%)
ABM Inds                                           131,884        2,372,592
Applied Industrial Technologies                     52,316        1,672,543
G & K Services Cl A                                 56,301        2,168,715
Watsco                                              71,854        2,101,011
Total                                                             8,314,861

Industrial transportation (2.8%)
Arkansas Best                                       67,390        2,356,628
EGL                                                121,780(b)     3,094,430
Forward Air                                         58,039(b)     2,304,729
Heartland Express                                  134,910        3,643,919
Kansas City Southern                               169,036(b)     2,471,306
Kirby                                               66,171(b)     2,554,201
Knight Transportation                              152,010(b)     3,011,318
Landstar System                                     80,408(b)     4,005,122
USF                                                 74,786        2,654,903
Wabash Natl                                         90,623(b)     2,617,192
Yellow Roadway                                     129,557(b)     5,637,026
Total                                                            34,350,774

Insurance (2.7%)
AMERIGROUP                                          66,770(b)     3,202,289
Fremont General                                    207,990        3,906,052
Hilb, Rogal & Hobbs                                 97,275        3,267,467
Hooper Holmes                                      175,156          810,972
Insurance Auto Auctions                             31,332(b)       475,620
LandAmerica Financial Group                         51,070        2,017,265
Philadelphia Consolidated Holding                   59,448(b)     3,250,022
Presidential Life                                   79,177        1,389,556
ProAssurance                                        78,665(b)     2,492,894
RLI                                                 67,967        2,501,186
SCPIE Holdings                                      26,640          257,875
Selective Insurance Group                           74,797        2,693,440
Stewart Information Services                        48,832        1,731,094
UICI                                               124,805(b)     2,985,336
Zenith Natl Insurance                               51,657(e)     2,214,536
Total                                                            33,195,604

Leisure time & entertainment (1.5%)
Arctic Cat                                          56,239        1,525,764
Argosy Gaming                                       79,464(b)     2,592,910
Bally Total Fitness Holding                         91,940(b)       474,410

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Leisure time & entertainment (cont.)
Coachmen Inds                                       42,281         $657,470
Concord Camera                                      78,060(b)       213,884
K2                                                 110,624(b)     1,576,392
Multimedia Games                                    75,270(b,e)   1,424,861
Polaris Inds                                       115,886(f)     5,539,352
Shuffle Master                                      62,602(b,e)   2,002,638
WMS Inds                                            81,250(b)     2,213,250
Total                                                            18,220,931

Lodging & gaming (0.5%)
Aztar                                               93,203(b)     2,262,037
Marcus                                              80,417        1,414,535
Pinnacle Entertainment                              95,873(b)     1,082,406
Prime Hospitality                                  121,362(b)     1,114,103
Total                                                             5,873,081

Machinery (4.4%)
Albany Intl Cl A                                    89,330        2,672,754
Astec Inds                                          53,363(b)       908,772
Clarcor                                             68,454        3,011,976
FEI                                                 89,680(b)     1,803,465
FLIR Systems                                        90,740(b)     5,773,786
Gardner Denver                                      53,310(b)     1,427,642
IDEX                                               135,316        4,342,290
JLG Inds                                           117,840        1,649,760
Kaydon                                              76,085        2,216,356
Keithley Instruments                                43,405          899,352
Lawson Products                                     25,501          946,597
Lindsay Mfg                                         31,731          765,669
Lydall                                              43,831(b)       427,352
Manitowoc                                           72,099        2,444,877
Milacron                                           134,472(b)       484,099
Oshkosh Truck                                       95,110        5,037,977
Regal Beloit                                        65,966        1,385,286
Robbins & Myers                                     39,034          738,133
Roper Inds                                          99,319        5,561,864
Timken                                             241,241        5,992,426
Toro                                                65,564        4,294,442
Total                                                            52,784,875

Media (0.8%)
4 Kids Entertainment                                37,317(b)       812,764
Advanced Marketing Services                         51,406          582,430
ADVO                                                81,854        2,536,656
Consolidated Graphics                               36,632(b)     1,593,858
Harland (John H)                                    75,990        2,151,277
Information Holdings                                56,395(b)     1,539,584
Thomas Nelson                                       38,842          837,045
Total                                                            10,053,614

Metals (2.8%)
AMCOL Intl                                          79,050        1,588,905
Carpenter Technology                                61,550        2,646,650
Castle (AM)                                         42,633(b)       454,894
Century Aluminum                                    81,544(b)     1,920,361
Cleveland-Cliffs                                    28,863(b)     1,891,681
Commercial Metals                                   78,344        2,713,053
Commonwealth Inds                                   43,272(b)       427,527
IMCO Recycling                                      41,682(b)       516,857
Material Sciences                                   38,497          463,889
Maverick Tube                                      114,210(b)     3,293,816
Mueller Inds                                        94,372        3,597,461
Quanex                                              44,364        2,018,562
Reliance Steel & Aluminum                           87,441        3,481,901
RTI Intl Metals                                     57,183(b)       857,173
Ryerson Tull                                        67,133        1,029,820
Shaw Group                                         170,608(b)     1,692,431
Steel Dynamics                                     133,048        4,357,322
Steel Technologies                                  34,398          794,938
Wolverine Tube                                      33,231(b)       422,034
Total                                                            34,169,275

Miscellaneous (0.4%)
American States Water                               41,140          948,277
SCP Pool                                            95,918(b)     3,954,699
Total                                                             4,902,976

Multi-industry (3.2%)
Acuity Brands                                      114,913        2,740,675
Administaff                                         71,780(b)       954,674
Anixter Intl                                        99,126        3,318,737
Arbitron                                            83,441(b)     2,872,873
Baldor Electric                                     88,844        2,032,751
Brady Cl A                                          64,237        2,903,511
CDI                                                 52,972        1,510,761
Coinstar                                            57,530(b)     1,170,736
CUNO                                                45,701(b)     2,406,615
Global Imaging Systems                              61,900(b)     1,877,427
Imagistics Intl                                     44,924(b)     1,460,030
Labor Ready                                        111,645(b)     1,565,263
Meade Instruments                                   53,941(b)       182,860
Mobile Mini                                         38,722(b)     1,059,047
NCO Group                                           84,915(b)     2,120,328
On Assignment                                       68,096(b)       341,161
Pre-Paid Legal Services                             44,420(b,e)   1,028,323
SOURCECORP                                          43,460(b)     1,021,745
Spherion                                           162,881(b)     1,408,921
Standex Intl                                        32,915          749,145
StarTek                                             38,948        1,196,872
Stewart & Stevenson Services                        77,530        1,221,098

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Multi-industry (cont.)
Valmont Inds                                        64,361       $1,405,001
Woodward Governor                                   30,491        1,871,233
Total                                                            38,419,787

Paper & packaging (1.1%)
AptarGroup                                          98,629        4,172,993
Buckeye Technologies                               100,314(b)     1,077,372
Caraustar Inds                                      76,756(b)     1,070,746
Chesapeake                                          52,635        1,221,658
Deltic Timber                                       32,641        1,123,177
Pope & Talbot                                       42,543          834,694
Rock-Tenn Cl A                                      95,540        1,353,802
Wausau-Mosinee Paper                               139,390        2,166,121
Total                                                            13,020,563

Real estate investment trust (2.5%)
Capital Automotive                                  97,655        2,831,018
Colonial Properties Trust                           72,905        2,770,390
Commercial Net Lease Realty                        139,435        2,370,395
Entertainment Properties Trust                      62,295        2,202,751
Essex Property Trust                                61,740(e)     4,068,666
Gables Residential Trust                            78,950        2,609,298
Glenborough Realty Trust                            86,135        1,574,548
Kilroy Realty                                       76,617        2,712,242
Lexington Corporate
  Properties Trust                                 129,900        2,540,844
Shurgard Storage Centers Cl A                      124,042        4,589,554
Sovran Self Storage                                 39,920        1,548,497
Total                                                            29,818,203

Restaurants (2.6%)
CEC Entertainment                                  100,794(b)     3,663,862
IHOP                                                57,755        2,136,357
Jack in the Box                                     98,456(b)     3,140,746
Landry's Restaurants                                75,029        2,268,127
Lone Star Steakhouse & Saloon                       57,445        1,392,467
O`Charley's                                         57,245(b)     1,006,367
P.F. Chang's China Bistro                           69,030(b)     3,067,003
Panera Bread Cl A                                   81,378(b,e)   3,002,034
Papa John's Intl                                    47,605(b)     1,445,764
RARE Hospitality Intl                               91,692(b)     2,586,631
Ryan's Restaurant Group                            113,482(b)     1,644,354
Sonic                                              160,162(b)     3,683,727
Steak n Shake                                       74,078(b)     1,268,215
Triarc Companies Cl B                              171,685        1,675,646
Total                                                            31,981,300

Retail -- drugstores (0.2%)
Longs Drug Stores                                  100,670        2,114,070

Retail -- general (6.2%)
Brown Shoe                                          49,024        1,580,044
Casey's General Stores                             134,893        2,182,569
Cash America Intl                                   76,483        1,717,043
Cato Cl A                                           55,596        1,160,289
Checkpoint Systems                                 101,380(b)     1,744,750
Children's Place                                    72,460(b)     1,485,430
Christopher & Banks                                101,373        1,659,476
Cost Plus                                           59,141(b)     1,978,858
CPI                                                 21,972          294,864
Department 56                                       35,700(b)       550,494
Dress Barn                                          79,948(b)     1,339,129
Electronics Boutique Holdings                       64,140(b)     1,610,555
Fossil                                             190,330(b)     4,604,084
Fred's                                             105,685        1,907,614
Goody's Family Clothing                             88,906          775,260
Group 1 Automotive                                  60,654(b)     1,803,850
Guitar Center                                       65,695(b)     2,952,990
Gymboree                                            82,513(b)     1,306,181
Hancock Fabrics                                     50,968          588,171
Haverty Furniture Companies                         60,860        1,131,387
Hibbett Sporting Goods                              63,255(b)     1,205,640
Hot Topic                                          126,051(b)     2,006,732
J. Jill Group                                       53,945(b)     1,001,759
Jo-Ann Stores                                       59,950(b)     1,589,874
Linens `N Things                                   121,692(b)     3,239,441
Men's Wearhouse                                     97,554(b)     2,584,205
Movie Gallery                                       90,400        1,572,056
NBTY                                               180,067(b)     3,918,258
Pep Boys - Manny, Moe & Jack                       161,683        3,346,838
Phillips-Van Heusen                                 83,017        1,574,832
Russ Berrie                                         55,916        1,064,641
School Specialty                                    51,254(b,e)   1,763,650
ShopKo Stores                                       79,175(b)     1,231,171
Stein Mart                                         113,560(b)     2,059,978
Sturm, Ruger & Co                                   72,624          756,016
Too                                                 92,949(b)     1,392,376
Tractor Supply                                     103,110(b)     3,738,769
Ultimate Electronics                                40,403(b,e)     138,178
United Stationers                                   91,346(b)     3,600,859
Wet Seal Cl A                                       97,400(b,e)     496,740
Zale                                               140,218(b)     3,805,517
Total                                                            74,460,568

Retail -- grocery (0.1%)
Great Atlantic & Pacific Tea                       103,953(b)       717,276

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Telecom equipment & services (0.8%)
Applied Signal Technology                           29,760       $1,028,803
Boston Communications Group                         49,433(b)       426,607
C-COR.net                                          116,071(b)       942,497
Captaris                                            86,691(b)       478,534
Catapult Communications                             35,365(b)       679,008
Digi Intl                                           57,850(b)       656,598
Harmonic                                           193,781(b)     1,261,513
Intrado                                             46,610(b)       489,405
Network Equipment Technologies                      65,497(b)       466,339
SymmetriCom                                        121,094(b)       992,971
Tollgrade Communications                            36,658(b)       304,995
ViaSat                                              71,122(b)     1,288,730
Volt Information Sciences                           41,084(b)     1,230,466
Total                                                            10,246,466

Textiles & apparel (2.2%)
Ashworth                                            36,300(b)       313,995
Burlington Coat
  Factory Warehouse                                120,440        2,184,782
Genesco                                             58,833(b)     1,262,556
Haggar                                              19,306          371,641
K-Swiss Cl A                                        95,334        1,716,012
Kellwood                                            73,254        2,941,148
Oshkosh B'Gosh Cl A                                 31,706          711,166
Oxford Inds                                         43,758        1,731,504
Quiksilver                                         153,124(b)     3,301,353
Russell                                             88,049        1,557,587
Stride Rite                                        105,415        1,096,316
Urban Outfitters                                   216,840(b,f)   6,448,821
Wolverine World Wide                               107,277        2,508,136
Total                                                            26,145,017

Utilities -- electric (1.1%)
Avista                                             130,538        2,277,888
Central Vermont Public Service                      32,667          634,720
CH Energy Group                                     42,540        1,871,760
Cleco                                              128,320        2,213,520
El Paso Electric                                   128,409(b)     1,932,555
Green Mountain Power                                13,679          350,730
UIL Holdings                                        39,139        1,799,611
Unisource Energy                                    92,135        2,274,813
Total                                                            13,355,597

Utilities -- natural gas (2.8%)
Atmos Energy                                       164,640        4,143,989
Cascade Natural Gas                                 30,279          608,305
Energen                                             98,062        4,643,235
Laclede Group                                       55,900        1,504,269
New Jersey Resources                                74,341        3,021,962
Northwest Natural Gas                               73,669       42,164,395
Piedmont Natural Gas                               103,064        4,251,390
Southern Union                                     210,461(b)     4,190,279
Southwest Gas                                       93,578        2,214,991
Southwestern Energy                                 97,361(b)     3,134,051
UGI                                                136,990        4,437,106
Total                                                            34,313,972

Utilities -- telephone (0.3%)
Commonwealth Telephone
  Enterprises                                       58,150(b)     2,605,120
General Communication Cl A                         154,712(b)     1,239,243
Total                                                             3,844,363

Total common stocks
(Cost: $1,029,490,989)                                       $1,198,876,405

Other (--%)
Issuer                                             Shares          Value(a)

Orbital Sciences
  Warrants                                           5,207(b)       $35,095

Total other
(Cost: $--)                                                         $35,095

Bond (--%)
Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Timco Aviation Services
  Pay-in-kind
  01-02-07                8.00%                    $10,623(g,h,i)       $--

Total bond
(Cost: $53)                                                             $--

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Short-term securities (4.9%)(d)
Issuer                  Effective                  Amount          Value(a)
                          yield                  payable at
                                                  maturity

U.S. government agencies (4.5%)
Federal Home Loan Bank Disc Nts
  08-27-04                1.28%                 $2,400,000       $2,397,613
Federal Home Loan Mtge Corp Disc Nts
  08-31-04                1.23                   5,000,000        4,994,537
  09-09-04                1.28                  15,000,000       14,978,192
Federal Natl Mtge Assn Disc Nts
  08-27-04                1.37                  11,300,000       11,287,959
  09-01-04                1.22                  10,600,000       10,588,199
  09-20-04                1.36                     600,000          598,824
  09-22-04                1.31                   8,900,000        8,882,486
Total                                                            53,727,810

Commercial paper (0.4%)
Beta Finance
  09-03-04                1.39                   5,000,000(j)     4,993,231

Total short-term securities
(Cost: $58,724,205)                                             $58,721,041

Total investments in securities
(Cost: $1,088,215,247)(k)                                    $1,257,632,541

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2004, the value of foreign securities represented 0.4% of net assets.

(d) Cash collateral received from security lending activity is invested in short-term securities and represents 3.9% of this category (see Note 5 to the financial statements). 1.0% of the short-term securities is the Fund's cash equivalent position.

(e) Security is partially or fully on loan. See Note 5 to the financial statements.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

     Type of security                                               Contracts
     Purchase contracts
     Russell 2000 Index, Sept. 2004                                        37

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at July 31, 2004, is as follows:

     Security                           Acquisition                      Cost
                                           dates
     Timco Aviation Services
       8.00% Pay-in-kind 2007     02-21-03 thru 02-27-04                  $53

(h) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(i)  Negligible market value.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2004, the value of these securities amounted to $4,993,231 or 0.4% of net assets.

(k) At July 31, 2004, the cost of securities for federal income tax purposes was approximately $1,088,215,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 325,672,000
     Unrealized depreciation                                     (156,255,000)
                                                                 ------------
     Net unrealized appreciation                                $ 169,417,000
                                                                -------------

How to find information about Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
17 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Company Index Fund

July 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,088,215,247)                                                                  $1,257,632,541
Capital shares receivable                                                                                   150,753
Dividends and accrued interest receivable                                                                   673,257
Receivable for investment securities sold                                                                 1,159,653
                                                                                                          ---------
Total assets                                                                                          1,259,616,204
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                           260,149
Capital shares payable                                                                                      129,759
Payable for investment securities purchased                                                               1,596,737
Payable upon return of securities loaned (Note 5)                                                        47,501,250
Accrued investment management services fee                                                                   11,891
Accrued distribution fee                                                                                     16,512
Accrued service fee                                                                                              45
Accrued transfer agency fee                                                                                   6,013
Accrued administrative services fee                                                                           2,025
Other accrued expenses                                                                                      127,841
                                                                                                            -------
Total liabilities                                                                                        49,652,222
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,209,963,982
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,632,271
Additional paid-in capital                                                                              984,110,942
Net operating loss                                                                                         (458,322)
Accumulated net realized gain (loss)                                                                     55,571,520
Unrealized appreciation (depreciation) on investments (Note 6)                                          169,107,571
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $1,209,963,982
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  783,165,616
                                                            Class B                                  $  410,266,526
                                                            Class Y                                  $   16,531,840
Net asset value per share of outstanding capital stock:     Class A shares           103,154,416     $         7.59
                                                            Class B shares            57,922,316     $         7.08
                                                            Class Y shares             2,150,391     $         7.69
                                                                                       ---------     --------------
*Including securities on loan, at value (Note 5)                                                     $   45,465,870
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Small Company Index Fund

Six months ended July 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                              $  6,313,434
Interest                                                                                                        930
Fee income from securities lending (Note 5)                                                                 230,195
   Less foreign taxes withheld                                                                               (2,671)
                                                                                                             ------
Total income                                                                                              6,541,888
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,262,577
Distribution fee
   Class A                                                                                                  968,219
   Class B                                                                                                2,335,114
Transfer agency fee                                                                                       1,125,898
Incremental transfer agency fee
   Class A                                                                                                   75,134
   Class B                                                                                                   76,718
Service fee -- Class Y                                                                                        8,101
Administrative services fees and expenses                                                                   389,110
Compensation of board members                                                                                 6,588
Custodian fees                                                                                               85,070
Printing and postage                                                                                         78,806
Registration fees                                                                                            59,931
Licensing fees                                                                                               10,920
Audit fees                                                                                                   12,000
Other                                                                                                        15,451
                                                                                                             ------
Total expenses                                                                                            7,509,637
   Earnings credits on cash balances (Note 2)                                                                (6,650)
                                                                                                             ------
Total net expenses                                                                                        7,502,987
                                                                                                          ---------
Investment income (loss) -- net                                                                            (961,099)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        67,817,112
   Futures contracts                                                                                       (959,041)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  66,858,071
Net change in unrealized appreciation (depreciation) on investments                                     (59,249,995)
                                                                                                        -----------
Net gain (loss) on investments                                                                            7,608,076
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                        $  6,646,977
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Small Company Index Fund
                                                                                   July 31, 2004       Jan. 31, 2004
                                                                                 Six months ended       Year ended
                                                                                    (Unaudited)
Operations
Investment income (loss) -- net                                                 $     (961,099)      $   (3,591,769)
Net realized gain (loss) on investments                                             66,858,071           20,451,106
Net change in unrealized appreciation (depreciation) on investments                (59,249,995)         402,800,895
                                                                                   -----------          -----------
Net increase (decrease) in net assets resulting from operations                      6,646,977          419,660,232
                                                                                     ---------          -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          77,227,754          102,580,874
   Class B shares                                                                   18,734,612           51,193,801
   Class Y shares                                                                    5,286,049            9,599,475
Payments for redemptions
   Class A shares                                                                  (92,212,541)        (152,005,991)
   Class B shares (Note 2)                                                         (90,970,005)         (95,531,272)
   Class Y shares                                                                   (4,096,822)          (8,862,223)
                                                                                    ----------           ----------
Increase (decrease) in net assets from capital share transactions                  (86,030,953)         (93,025,336)
                                                                                   -----------          -----------
Total increase (decrease) in net assets                                            (79,383,976)         326,634,896
Net assets at beginning of period                                                1,289,347,958          962,713,062
                                                                                 -------------          -----------
Net assets at end of period                                                     $1,209,963,982       $1,289,347,958
                                                                                ==============       ==============
Undistributed net investment income (loss)                                      $     (458,322)      $      502,777
                                                                                --------------       --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Small Company Index Fund

(Unaudited as to July 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small-capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index.

The Fund offers Class A, Class B and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
21 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
22 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Illiquid securities

As of July 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of July 31, 2004 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
23 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.38% to 0.34% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $697,305 for Class A and $153,515 for Class B for the six months ended July 31, 2004.

--------------------------------------------------------------------------------
24 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Beginning June 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until Jan. 31, 2005. Under this agreement, net expenses will not exceed 0.94% for Class A, 1.70% for Class B and 0.78% for Class Y of the Fund's average daily net assets. For the six months ended July 31, 2004, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the six months ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $6,650 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $83,539,238 and $174,553,463, respectively, for the six months ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended July 31, 2004
                                             Class A           Class B          Class Y
Sold                                       10,242,419         2,614,900          682,101
Issued for reinvested distributions                --                --               --
Redeemed                                  (12,050,899)      (12,893,781)        (527,444)
                                          -----------       -----------         --------
Net increase (decrease)                    (1,808,480)      (10,278,881)         154,657
                                           ----------       -----------          -------

                                                      Year ended Jan. 31, 2004
                                             Class A           Class B          Class Y
Sold                                       16,634,870         8,815,288        1,477,233
Issued for reinvested distributions                --                --               --
Redeemed                                  (24,962,705)      (16,918,244)      (1,362,354)
                                          -----------       -----------       ----------
Net increase (decrease)                    (8,327,835)       (8,102,956)         114,879
                                           ----------        ----------          -------

5. LENDING OF PORTFOLIO SECURITIES

As of July 31, 2004, securities valued at $45,465,870 were on loan to brokers. For collateral, the Fund received $47,501,250 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $230,195 for the six months ended July 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

As of July 31, 2004, investments in securities included securities valued at $752,688 that were pledged as collateral to cover initial margin deposits on 37 open purchase contracts. The notional market value of the open purchase contracts as of July 31, 2004 was $10,206,450 with a net unrealized loss of $309,723. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
25 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended July 31, 2004.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2004(f)    2004       2003       2002       2001
Net asset value, beginning of period                                     $7.55      $5.14     $ 6.35      $6.50      $6.30
Income from investment operations:
Net investment income (loss)                                                --         --         --       (.01)        --
Net gains (losses) (both realized and unrealized)                          .04       2.41      (1.21)       .13       1.07
Total from investment operations                                           .04       2.41      (1.21)       .12       1.07
Less distributions:
Distributions from realized gains                                           --         --         --       (.27)      (.87)
Net asset value, end of period                                           $7.59      $7.55     $ 5.14      $6.35      $6.50

Ratios/supplemental data
Net assets, end of period (in millions)                                   $783       $792       $583       $705       $668
Ratio of expenses to average daily net assets(b)                          .91%(d)    .96%       .98%       .96%       .87%
Ratio of net investment income (loss) to average daily net assets         .13%(d)   (.04%)     (.13%)     (.12%)     (.08%)
Portfolio turnover rate (excluding short-term securities)                   7%        10%        16%        20%        44%
Total return(c)                                                           .53%(e)  46.89%    (19.06%)     1.98%     18.79%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended July 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
26 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2004(f)    2004       2003       2002       2001
Net asset value, beginning of period                                     $7.07      $4.85     $ 6.04      $6.25      $6.13
Income from investment operations:
Net investment income (loss)                                              (.01)      (.05)      (.04)      (.05)      (.05)
Net gains (losses) (both realized and unrealized)                          .02       2.27      (1.15)       .11       1.04
Total from investment operations                                           .01       2.22      (1.19)       .06        .99
Less distributions:
Distributions from realized gains                                           --         --         --       (.27)      (.87)
Net asset value, end of period                                           $7.08      $7.07     $ 4.85      $6.04      $6.25

Ratios/supplemental data
Net assets, end of period (in millions)                                   $410       $482       $370       $455       $436
Ratio of expenses to average daily net assets(b)                         1.67%(d)   1.73%      1.75%      1.72%      1.63%
Ratio of net investment income (loss) to average daily net assets        (.64%)(d)  (.81%)     (.90%)     (.88%)     (.84%)
Portfolio turnover rate (excluding short-term securities)                   7%        10%        16%        20%        44%
Total return(c)                                                           .14%(e)  45.77%    (19.70%)     1.09%     18.01%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended July 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
27 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2004(f)    2004       2003       2002       2001
Net asset value, beginning of period                                     $7.63      $5.19     $ 6.40      $6.54      $6.32
Income from investment operations:
Net investment income (loss)                                                --        .01         --         --        .01
Net gains (losses) (both realized and unrealized)                          .06       2.43      (1.21)       .13       1.08
Total from investment operations                                           .06       2.44      (1.21)       .13       1.09
Less distributions:
Distributions from realized gains                                           --         --         --       (.27)      (.87)
Net asset value, end of period                                           $7.69      $7.63     $ 5.19      $6.40      $6.54

Ratios/supplemental data
Net assets, end of period (in millions)                                    $17        $15        $10         $8         $8
Ratio of expenses to average daily net assets(b)                          .74%(d)    .79%       .82%       .79%       .71%
Ratio of net investment income (loss) to average daily net assets         .30%(d)    .13%       .04%       .05%       .09%
Portfolio turnover rate (excluding short-term securities)                   7%        10%        16%        20%        44%
Total return(c)                                                           .79%(e)  47.01%    (18.91%)     2.12%     19.04%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended July 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
28 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
29 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

                                                  Beginning              Ending                   Expenses paid
                                                account value         account value             during the period
                                                Feb. 1, 2004          July 31, 2004        Feb. 1, 2004-July 31, 2004
Class A
   Actual(d)                                       $1,000               $1,005.30                   $4.54(a)
   Hypothetical (5% return before expenses)        $1,000               $1,020.34                   $4.57(a)
Class B
   Actual(d)                                       $1,000               $1,001.40                   $8.31(b)
   Hypothetical (5% return before expenses)        $1,000               $1,016.56                   $8.37(b)
Class Y
   Actual(d)                                       $1,000               $1,007.90                   $3.69(c)
   Hypothetical (5% return before expenses)        $1,000               $1,021.18                   $3.72(c)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Based on the actual return for the six months ended July 31, 2004: 0.53% for Class A, 0.14% for Class B and 0.79% for Class Y.

--------------------------------------------------------------------------------
30 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
31 -- AXP SMALL COMPANY INDEX FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   S&P 500 Index
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP S&P 500 Index Fund seeks to provide shareholders with long-term capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       16

Notes to Financial Statements              19

Fund Expenses Example                      26

Proxy Voting                               28

--------------------------------------------------------------------------------
2 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                   Since             Years in industry
David Factor                        9/01                      7

FUND OBJECTIVE

For investors seeking long-term capital appreciation.

Inception dates
D: 10/25/99     E: 10/25/99

Ticker symbols
D: ADIDX        E: ADIEX

Total net assets                                         $343.5 million

Number of holdings                                                  513

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X             LARGE
                         MEDIUM  SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Financials 20.1%
Technology 14.5%
Consumer discretionary 13.6%
Health care 12.9%
Industrials 10.6%
Consumer staples 8.6%
Energy 6.7%
Telecommunications 5.0%
Materials 3.2%
Utilities 2.9%
Short-term securities 1.9%

TOP TEN HOLDINGS

Percentage of portfolio assets

General Electric (Multi-industry)                                   3.3%
Microsoft (Computer software & services)                            2.9
ExxonMobil (Energy)                                                 2.9
Pfizer (Health care products)                                       2.3
Citigroup (Finance companies)                                       2.2
Wal-Mart Stores (Retail -- general)                                 2.2
American Intl Group (Insurance)                                     1.8
Bank of America (Banks and savings & loans)                         1.7
Johnson & Johnson (Health care products)                            1.6
Intel (Electronics)                                                 1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

"Standard & Poor's(R)" and "S&P 500(R)" are trademarks of McGraw-Hill Companies, Inc. These trademarks have been licensed for use by American Express Financial Advisors Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensor") and the Licensors make no representations regarding the advisability of investing in the Fund.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager David Factor discusses the Fund's results for the first half of fiscal year 2004.

Q: How did AXP S&P 500 Index Fund perform for the six-month period ended July 31, 2004?

A: AXP S&P 500 Index Fund (Class D shares) fell 2.28% after expenses for the six months ended July 31, 2004. The unmanaged Standard & Poor's 500 Index dropped 1.78% for the period. The Lipper S&P 500 Funds Index, representing the Fund's peer group, declined 1.94% over the same time frame.

Q: What factors most significantly affected performance during the semiannual period?

A: When the fiscal period began in February 2004, the economy was on a path of expansion. Business investment increased, especially in equipment and software spending. Inflation remained low. Industrial production rose, propelled by recession-streamlined businesses increasing purchases to meet rising demand. Retail sales, excluding autos, remained healthy. Equity returns were modestly positive. However, consumer confidence suffered, as employment remained slow to pick up, presidential campaign rhetoric heightened, and energy prices soared. In March, growing concerns over global terrorist attacks

(bar graph)
                   PERFORMANCE COMPARISON
        For the six-month period ended July 31, 2004
 0.0%

-0.5%

-1.0%

-1.5%                         (bar 2)          (bar 3)
                              -1.78%           -1.94%
-2.0%        (bar 1)
              -2.28%
-2.5%

(bar 1) AXP S&P 500 Index Fund Class D
(bar 2) S&P 500 Index(1) (unmanaged)
(bar 3) Lipper S&P 500 Funds Index(2)

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper S&P 500 Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The performance of Class E may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Energy was the best performing sector for the period. Materials also did well.(end callout quote)

     added to the list of factors hampering consumer and investor confidence, and U.S. equity returns declined.

     The U.S. economic picture remained generally positive during the second quarter of 2004. First quarter Gross Domestic Product (GDP) growth came in at a healthy 4.2% annualized rate following a 4.1% growth rate for the fourth quarter of 2003. After much anticipation, the Federal Reserve Board

AVERAGE ANNUAL TOTAL RETURNS
                                          Class D             Class E
(Inception dates)                       (10/25/99)          (10/25/99)
                                            NAV                 NAV
as of July 31, 2004
6 months*                                 -2.28%              -1.82%
1 year                                   +12.34%             +12.78%
3 years                                   -2.13%              -1.79%
Since inception                           -2.60%              -2.30%

as of June 30, 2004
6 months*                                 +3.02%              +3.01%
1 year                                   +18.12%             +18.28%
3 years                                   -1.35%              -1.08%
Since inception                           -1.93%              -1.67%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

--------------------------------------------------------------------------------
5 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

     raised  the   targeted   federal   funds  rate  on  June  30,   2004  by  a
     quarter-percentage point, to 1.25%, stating that its monetary policy remained accommodative, even after this action.

     In July, business investment, residential construction, and exports each rose strongly. Unemployment fell slightly. However, second quarter GDP came in at a 3% annualized rate, much lower than the prior quarters. The drop primarily reflected American consumers' reined-in spending, as prices for energy and other items rose. The slowdown renewed concerns about the vibrancy of the economy's recovery, which was compounded by a worsening trade deficit and nearly stalled U.S. job growth. As a result, equity prices declined.

     Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-capitalization and then large-capitalization stocks. This was true for this semiannual period. The market favored the value style over the growth style of investing across all capitalization sectors during the six months ended July 31, 2004.

Q:   Which  equity  sectors  and   securities   affected  the  S&P  500  Index's
     performance most during the six months?

A: Energy was the best performing sector for the period. Materials also did well. On an industry level, oil and gas producers provided the strongest returns for the index. Capital goods producers within the industrial sector were also solid performers. Information technology lagged the other sectors, largely due to the poor performance of technology hardware companies. The health care sector also detracted from performance as did media companies within the consumer cyclicals sector.

     Several individual stocks contributed significantly to the performance of the S&P 500 Index over the six-month period. Some strong performers for the period were ExxonMobil and ChevronTexaco, both energy giants in the U.S. Performance laggards during the semiannual period included electronics bellwether Intel and pharmaceutical leader Pfizer.

--------------------------------------------------------------------------------
6 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

Q:  What changes were made to the Fund?

A: AXP S&P 500 Index Fund strives to stay fully invested in the stocks that comprise the S&P 500 Index. We attempt to replicate the performance of the index. That means we strive to hold all of the same companies as the index at the same weightings. The S&P 500 Index is dynamic and is rebalanced each quarter, and we align the Fund on that timetable as well.

    During the first half of this fiscal year, there were 10 additions and 10 deletions within the index. A majority of the additions came from companies that grew in capitalization beyond the S&P MidCap 400 Index, an unmanaged group of medium size company stocks. Many of the deletions were financial service stocks, most notably Bank One, which was acquired during the period by JP Morgan and subsequently replaced in the S&P 500 Index by Gilead Sciences. Gilead Sciences is a biopharmaceutical firm that specializes in therapeutics for patients suffering from life-threatening diseases.

Q:  How are you positioning the Fund for the months ahead?

A: The Fund will always attempt to stay fully invested in stocks that make up the S&P 500 Index, as we strive to mirror the performance of the index.

    Overall, current market conditions indicate that U.S. economic expansion should continue at a relatively solid pace.

    We anticipate GDP growth to settle in the 4% range for the rest of the year. This ongoing expansion combined with stock valuations that appear fair bodes well for modest gains across most equity sectors. At the same time, market leadership historically turns somewhat defensive in response to a Federal Reserve Board tightening cycle. This means investors may favor sectors in which demand may be less affected by rising rates over the months ahead, such as health care and consumer staples.

--------------------------------------------------------------------------------
7 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP S&P 500 Index Fund

July 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.1%)
Issuer                                             Shares          Value(a)

Aerospace & defense (2.1%)
Boeing                                              27,604       $1,400,903
General Dynamics                                     6,515          643,812
Goodrich                                             3,849          124,438
Honeywell Intl                                      28,115        1,057,405
Lockheed Martin                                     14,693          778,582
Northrop Grumman                                    11,766          618,892
Raytheon                                            14,657          491,742
Rockwell Automation                                  6,081          227,490
Rockwell Collins                                     5,801          198,510
United Technologies                                 16,826        1,573,232
Total                                                             7,115,006

Airlines (0.1%)
Delta Air Lines                                      4,079(b)        21,170
Southwest Airlines                                  25,864          374,252
Total                                                               395,422

Automotive & related (1.1%)
AutoNation                                           8,755(b)       141,131
Cooper Tire & Rubber                                 2,427           56,913
Cummins                                              1,410           97,896
Dana                                                 4,881           94,154
Delphi                                              18,346          174,470
Eaton                                                4,930          318,675
Ford Motor                                          59,937          882,274
General Motors                                      18,489          797,616
Genuine Parts                                        5,714          215,589
Goodyear Tire & Rubber                               5,742(b)        62,875
Johnson Controls                                     6,222          351,232
Navistar Intl                                        2,285(b)        82,146
PACCAR                                               5,739          344,110
Snap-On                                              1,901           61,041
Visteon                                              4,241           43,597
Total                                                             3,723,719

Banks and savings & loans (6.7%)
AmSouth Bancorporation                              11,534          282,929
Bank of America                                     66,741        5,673,653
Bank of New York                                    25,451          731,207
BB&T                                                18,367          711,354
Charter One Financial                                7,327          325,392
Comerica                                             5,675          331,817
Fifth Third Bancorp                                 18,425          909,458
First Horizon National                               4,055          175,784
Golden West Financial                                4,995          534,015
Huntington Bancshares                                7,507          183,621
KeyCorp                                             13,436          405,498
M&T Bank                                             3,885          362,199
Marshall & Ilsley                                    7,271          279,279
Mellon Financial                                    13,892          381,752
Natl City                                           22,262          812,563
North Fork Bancorporation                            5,661          221,062
Northern Trust                                       7,220          289,739
PNC Financial Services Group                         9,233          467,190
Regions Financial                                   15,089          447,992
SouthTrust                                          10,793          418,660
Sovereign Bancorp                                   11,216          244,172
SunTrust Banks                                       9,250          610,038
Synovus Financial                                    9,974          254,038
U.S. Bancorp                                        62,054        1,756,128
Wachovia                                            43,041        1,907,147
Washington Mutual                                   28,317        1,098,700
Wells Fargo                                         55,251        3,171,960
Zions Bancorp                                        2,930          177,265
Total                                                            23,164,612

Beverages & tobacco (3.7%)
Altria Group                                        67,139        3,195,816
Anheuser-Busch Companies                            26,331        1,366,579
Brown-Forman Cl B                                    3,980          185,110
Coca-Cola                                           79,734        3,497,133
Coca-Cola Enterprises                               15,391          313,976
Coors (Adolph) Cl B                                  1,212           83,337
Fortune Brands                                       4,787          345,526
Pepsi Bottling Group                                 8,434          234,887
PepsiCo                                             55,884        2,794,200
Reynolds American                                    4,908          353,131
UST                                                  5,416          205,537
Total                                                            12,575,232

Broker dealers (2.8%)
Bear Stearns Companies                               3,436          286,631
E*TRADE Financial                                   11,960(b)       132,397
Franklin Resources                                   8,185          394,926

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Broker dealers (cont.)
J.P. Morgan Chase                                  116,651       $4,354,582
Lehman Brothers Holdings                             9,067          635,597
Merrill Lynch & Co                                  31,465        1,564,440
Morgan Stanley                                      35,981        1,774,943
Schwab (Charles)                                    44,682          392,308
Total                                                             9,535,824

Building materials & construction (0.4%)
American Standard                                    7,041(b)       266,783
Fluor                                                2,719          123,850
Louisiana-Pacific                                    3,563           84,372
Masco                                               14,344          433,764
Plum Creek Timber                                    5,996          188,154
Sherwin-Williams                                     4,685          189,180
Temple-Inland                                        1,814          123,806
Total                                                             1,409,909

Cable (0.6%)
Comcast Cl A                                        73,417(b)     2,011,626

Cellular telecommunications (0.6%)
AT&T Wireless Services                              89,290(b)     1,289,347
Nextel Communications Cl A                          36,331(b)       826,894
Total                                                             2,116,241

Chemicals (1.4%)
Air Products & Chemicals                             7,439          384,968
Dow Chemical                                        30,653        1,222,748
du Pont (EI) de Nemours                             32,748        1,403,907
Eastman Chemical                                     2,537          113,353
Ecolab                                               8,416          256,688
Engelhard                                            4,070          119,658
Great Lakes Chemical                                 1,661           39,831
Hercules                                             3,604(b)        42,563
Pall                                                 4,091           94,788
PPG Inds                                             5,619          331,240
Praxair                                             10,638          419,669
Rohm & Haas                                          7,338          287,650
Sigma-Aldrich                                        2,265          130,102
Total                                                             4,847,165

Computer hardware (3.5%)
Apple Computer                                      12,437(b)       402,213
Cisco Systems                                      221,360(b)     4,617,569
Dell                                                82,602(b)     2,929,892
EMC                                                 80,010(b)       877,710
Gateway                                             12,194(b)        54,873
Hewlett-Packard                                     99,831        2,011,594
Lexmark Intl Cl A                                    4,257(b)       376,745
Network Appliance                                   11,381(b)       219,767
NVIDIA                                               5,434(b)        83,684
Sun Microsystems                                   108,884(b)       430,092
Total                                                            12,004,139

Computer software & services (7.3%)
Adobe Systems                                        7,814          329,595
Affiliated Computer Services Cl A                    4,455(b)       231,215
Autodesk                                             3,719          149,504
Automatic Data Processing                           19,326          811,305
BMC Software                                         7,293(b)       114,354
Citrix Systems                                       5,569(b)        98,126
Computer Associates Intl                            19,143          483,169
Computer Sciences                                    6,140(b)       290,115
Compuware                                           12,645(b)        62,466
Comverse Technology                                  6,408(b)       109,320
Convergys                                            4,687(b)        62,056
Deluxe                                               1,638           72,154
Electronic Arts                                      9,912(b)       496,889
Electronic Data Systems                             15,858          293,056
Equifax                                              4,487          108,226
First Data                                          28,563        1,274,195
Fiserv                                               6,387(b)       218,819
Intl Business Machines                              55,176        4,804,174
Intuit                                               6,274(b)       234,899
Mercury Interactive                                  3,022(b)       110,484
Microsoft                                          353,394       10,057,593
NCR                                                  3,099(b)       143,887
Novell                                              12,662(b)        86,608
Oracle                                             170,071(b)     1,787,446
Parametric Technology                                8,776(b)        39,843
Paychex                                             12,367          379,791
PeopleSoft                                          11,944(b)       215,231
QLogic                                               3,053(b)        74,646
SABRE Holdings Cl A                                  4,553          116,238
Siebel Systems                                      16,458(b)       132,651
State Street                                        10,993          470,610
SunGard Data Systems                                 9,496(b)       221,352
Symantec                                            10,210(b)       477,420
Unisys                                              10,908(b)       111,698
VERITAS Software                                    14,141(b)       269,527
Total                                                            24,938,662

Electronics (3.7%)
Advanced Micro Devices                              11,580(b)       144,634
Agilent Technologies                                15,760(b)       375,246
Altera                                              12,252(b)       255,087
American Power Conversion                            6,557           99,011
Analog Devices                                      12,300          488,310
Applied Materials                                   55,187(b)       936,522

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                              Shares          Value(a)

Electronics (cont.)
Applied Micro Circuits                              10,208(b)       $36,749
Broadcom Cl A                                       10,281(b)       363,536
Intel                                              211,750        5,162,464
Jabil Circuit                                        6,570(b)       142,898
KLA-Tencor                                           6,436(b)       265,228
Linear Technology                                   10,127          395,966
LSI Logic                                           12,508(b)        63,666
Maxim Integrated Products                           10,547          507,311
Micron Technology                                   19,989(b)       270,451
Millipore                                            1,616(b)        85,147
Molex                                                6,210          179,842
Natl Semiconductor                                  11,750(b)       201,513
Novellus Systems                                     4,845(b)       130,815
PMC-Sierra                                           5,783(b)        68,702
Power-One                                            2,735(b)        23,986
Sanmina-SCI                                         17,058(b)       125,206
Solectron                                           31,478(b)       173,129
Symbol Technologies                                  7,674          100,453
Tektronix                                            2,768           84,147
Teradyne                                             6,352(b)       108,619
Texas Instruments                                   56,674        1,208,855
Thomas & Betts                                       1,926           50,654
Xerox                                               26,197(b)       363,090
Xilinx                                              11,364          334,443
Total                                                            12,745,680

Energy (5.8%)
Amerada Hess                                         2,951          245,966
Anadarko Petroleum                                   8,250          493,268
Apache                                              10,650          495,545
Ashland                                              2,305          120,482
Burlington Resources                                12,984          495,599
ChevronTexaco                                       35,028        3,350,428
ConocoPhillips                                      22,448        1,768,229
Devon Energy                                         7,854          545,774
EOG Resources                                        3,813          242,316
ExxonMobil                                         214,104        9,913,015
Kerr-McGee                                           4,888          256,620
Marathon Oil                                        11,310          426,048
Occidental Petroleum                                12,802          630,755
Sunoco                                               2,478          168,925
Unocal                                               8,625          334,305
Valero Energy                                        4,210          315,413
Total                                                            19,802,688

Energy equipment & services (0.9%)
Baker Hughes                                        10,902          439,351
BJ Services                                          5,263(b)       261,361
Halliburton                                         14,409          457,485
Nabors Inds                                          4,867(b,c)     226,316
Noble                                                4,414(b)       170,910
Rowan Companies                                      3,464(b)        84,591
Schlumberger                                        19,286        1,240,475
Transocean                                          10,507(b)       298,399
Total                                                             3,178,888

Environmental services (0.2%)
Allied Waste Inds                                   10,385(b)        95,957
Waste Management                                    19,002          534,717
Total                                                               630,674

Finance companies (2.2%)
Citigroup                                          169,299        7,464,393
MGIC Investment                                      3,231          229,401
Total                                                             7,693,794

Financial services (3.2%)
American Express                                    41,837        2,102,309
Capital One Financial                                7,851          544,231
Countrywide Financial                                9,144          659,282
Fannie Mae                                          31,724        2,251,136
Federated Investors Cl B                             3,540           99,509
Freddie Mac                                         22,536        1,449,290
Goldman Sachs Group                                 15,801        1,393,490
H&R Block                                            5,724          281,220
Janus Capital Group                                  7,834          103,879
MBNA                                                41,833        1,032,857
Moody's                                              4,900          333,690
Providian Financial                                  9,531(b)       131,909
SLM                                                 14,368          544,835
T. Rowe Price Group                                  4,148          191,721
Total                                                            11,119,358

Food (1.4%)
Archer-Daniels-Midland                              21,278          328,320
Campbell Soup                                       13,456          344,339
ConAgra Foods                                       17,298          449,748
General Mills                                       12,378          555,772
Heinz (HJ)                                          11,522          425,047
Hershey Foods                                        8,492          411,352
Kellogg                                             13,441          559,952
McCormick                                            4,500          160,965
Sara Lee                                            25,870          568,105
Sysco                                               20,929          721,004
Wrigley (Wm) Jr                                      7,357          444,363
Total                                                             4,968,967

Furniture & appliances (0.2%)
Black & Decker                                       2,592          181,207

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Furniture & appliances (cont.)
Leggett & Platt                                      6,289         $170,117
Maytag                                               2,581           52,911
Stanley Works                                        2,673          113,335
Whirlpool                                            2,254          140,740
Total                                                               658,310

Health care products (11.2%)
Abbott Laboratories                                 51,065        2,009,408
Allergan                                             4,299          325,176
Amgen                                               41,630(b)     2,367,914
Applera-Applied Biosystems Group                     6,604          136,637
Bard (CR)                                            3,414          188,453
Bausch & Lomb                                        1,735          106,859
Baxter Intl                                         20,066          603,385
Becton, Dickinson & Co                               8,290          391,537
Biogen Idec                                         11,124(b)       667,440
Biomet                                               8,329          366,393
Boston Scientific                                   27,342(b)     1,046,105
Bristol-Myers Squibb                                63,651        1,457,608
Chiron                                               6,182(b)       283,321
Forest Laboratories                                 12,110(b)       609,012
Genzyme                                              7,412(b)       380,087
Gilead Sciences                                      7,015(b)       453,450
Guidant                                             10,271          568,192
Johnson & Johnson                                   97,189        5,371,635
King Pharmaceuticals                                 7,899(b)        89,180
Lilly (Eli)                                         36,972        2,355,856
Medco Health Solutions                               8,870(b)       268,761
MedImmune                                            8,148(b)       187,730
Medtronic                                           39,688        1,971,303
Merck & Co                                          72,747        3,299,075
Mylan Laboratories                                   8,795          130,342
PerkinElmer                                          4,184           73,555
Pfizer                                             249,806        7,983,799
Schering-Plough                                     48,181          937,602
St. Jude Medical                                     5,763(b)       392,633
Stryker                                             13,098          624,513
Waters                                               3,914(b)       171,746
Watson Pharmaceuticals                               3,568(b)        89,949
Wyeth                                               43,653        1,545,316
Zimmer Holdings                                      7,984(b)       609,259
Total                                                            38,063,231

Health care services (1.8%)
Aetna                                                4,987          427,885
AmerisourceBergen                                    3,676          198,725
Anthem                                               4,537(b)       374,166
Cardinal Health                                     14,095          627,228
Caremark Rx                                         14,975(b)       456,738
Express Scripts Cl A                                 2,555(b)       167,609
HCA                                                 15,894          614,303
Health Management
  Associates Cl A                                    7,957          159,617
Hospira                                              5,106(b)       132,296
Humana                                               5,285(b)        95,711
IMS Health                                           7,691          186,430
Manor Care                                           2,911           90,969
McKesson                                             9,581          308,221
Quest Diagnostics                                    3,390          278,251
Tenet Healthcare                                    15,241(b)       170,394
UnitedHealth Group                                  21,853        1,374,554
WellPoint Health Networks                            5,094(b)       515,003
Total                                                             6,178,100

Home building (0.1%)
Centex                                               4,036          171,207
KB HOME                                              1,533           98,189
Pulte Homes                                          4,154          226,933
Total                                                               496,329

Household products (2.6%)
Alberto-Culver                                       2,958          137,902
Avon Products                                       15,444          664,246
Clorox                                               6,941          345,454
Colgate-Palmolive                                   17,418          926,638
Gillette                                            32,853        1,280,610
Intl Flavors/Fragrances                              3,093          113,018
Kimberly-Clark                                      16,415        1,051,709
Newell Rubbermaid                                    9,000          194,400
Procter & Gamble                                    84,154        4,388,631
Total                                                             9,102,608

Industrial services (0.1%)
Cintas                                               5,603          235,102

Industrial transportation (1.5%)
Burlington Northern Santa Fe                        12,146          430,940
CSX                                                  7,028          219,976
FedEx                                                9,784          801,114
Norfolk Southern                                    12,838          342,646
Ryder System                                         2,138           91,720
Union Pacific                                        8,487          478,158
United Parcel Service Cl B                          36,902        2,655,468
Total                                                             5,020,022

Insurance (4.8%)
ACE                                                  9,270(c)       376,269
AFLAC                                               16,646          659,847
Allstate                                            22,998        1,082,746

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Insurance (cont.)
Ambac Financial Group                                3,553         $252,654
American Intl Group                                 85,388        6,032,662
Aon                                                 10,313          272,676
Chubb                                                6,209          427,055
CIGNA                                                4,629          287,044
Cincinnati Financial                                 5,508          219,659
Hartford Financial Services Group                    9,562          622,486
Jefferson-Pilot                                      4,582          220,761
Lincoln Natl                                         5,834          254,946
Loews                                                6,069          343,687
Marsh & McLennan                                    17,136          760,496
MBIA                                                 4,723          254,948
MetLife                                             24,745          882,654
Principal Financial Group                           10,445          355,026
Progressive                                          7,115          545,151
Prudential Financial                                17,222          801,856
SAFECO                                               4,560          214,594
St. Paul Travelers Companies                        21,841          809,646
Torchmark                                            3,646          190,613
UnumProvident                                        9,702          154,747
XL Capital Cl A                                      4,525(c)       319,827
Total                                                            16,342,050

Leisure time & entertainment (1.1%)
Brunswick                                            3,100          120,993
Carnival                                            20,710          965,293
Harley-Davidson                                      9,663          578,524
Hasbro                                               5,773          104,895
Mattel                                              13,824          242,196
Viacom Cl B                                         56,722        1,905,293
Total                                                             3,917,194

Lodging & gaming (0.4%)
Harrah's Entertainment                               3,690          171,548
Hilton Hotels                                       12,550          223,767
Intl Game Technology                                11,426          369,517
Marriott Intl Cl A                                   7,404          361,315
Starwood Hotels &
  Resorts Worldwide                                  6,772          304,740
Total                                                             1,430,887

Machinery (0.9%)
Caterpillar                                         11,193          822,574
Deere & Co                                           8,154          512,153
Illinois Tool Works                                 10,143          918,143
Ingersoll-Rand Cl A                                  5,669(c)       389,404
Parker-Hannifin                                      3,918          224,815
Thermo Electron                                      5,428(b)       139,608
Total                                                             3,006,697

Media (3.5%)
Cendant                                             33,394          764,055
Clear Channel Communications                        20,110          717,927
Disney (Walt)                                       67,183        1,551,255
Donnelley (RR) & Sons                                7,117          225,894
Dow Jones                                            2,681          113,621
eBay                                                21,516(b)     1,685,348
Gannett                                              8,921          741,692
Interpublic Group of Companies                      13,713(b)       175,389
Knight-Ridder                                        2,572          169,212
McGraw-Hill Companies                                6,232          467,774
Meredith                                             1,649           87,199
Monster Worldwide                                    3,840(b)        84,826
New York Times Cl A                                  4,864          202,342
Omnicom Group                                        6,193          446,020
Time Warner                                        149,266(b)     2,485,279
Tribune                                             10,724          455,234
Univision Communications Cl A                       10,586(b)       306,676
Yahoo!                                              44,094(b)     1,358,095
Total                                                            12,037,838

Metals (0.5%)
Alcoa                                               28,458          911,509
Allegheny Technologies                               3,054           61,233
Nucor                                                2,586          216,319
Phelps Dodge                                         3,057(b)       238,262
United States Steel                                  3,711          141,538
Worthington Inds                                     2,839           58,143
Total                                                             1,627,004

Multi-industry (5.8%)
3M                                                  25,606        2,108,910
Apollo Group Cl A                                    5,783(b)       483,170
Cooper Inds Cl A                                     3,028          172,202
Crane                                                1,946           54,138
Danaher                                             10,078          510,451
Dover                                                6,659          264,229
Eastman Kodak                                        9,382          248,529
Emerson Electric                                    13,813          838,449
General Electric                                   345,530(e)    11,488,873
Grainger (WW)                                        2,977          157,632
ITT Inds                                             3,032          242,408
Monsanto                                             8,698          315,389
Pitney Bowes                                         7,568          319,370
Robert Half Intl                                     5,622          156,404
Textron                                              4,503          276,034
Tyco Intl                                           65,655(c)     2,035,305
Vulcan Materials                                     3,338          158,956
Total                                                            19,830,449

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Paper & packaging (0.7%)
Avery Dennison                                       3,619         $219,203
Ball                                                 1,842          132,956
Bemis                                                3,502           92,733
Boise Cascade                                        2,873           92,654
Georgia-Pacific                                      8,349          280,526
Intl Paper                                          15,891          686,967
MeadWestvaco                                         6,593          196,867
Pactiv                                               5,017(b)       118,301
Sealed Air                                           2,765(b)       131,172
Weyerhaeuser                                         7,897          489,614
Total                                                             2,440,993

Precious metals (0.2%)
Freeport McMoRan Copper &
  Gold Cl B                                          5,795          201,956
Newmont Mining                                      14,505          587,017
Total                                                               788,973

Real estate investment trust (0.4%)
Apartment Investment &
  Management Cl A                                    3,080           98,468
Equity Office Properties Trust                      13,216          342,955
Equity Residential                                   9,170          270,974
ProLogis                                             5,935          202,027
Simon Property Group                                 6,811          351,515
Total                                                             1,265,939

Restaurants (0.7%)
Darden Restaurants                                   5,274          112,494
McDonald's                                          41,216        1,133,440
Starbucks                                           12,979(b)       609,494
Wendy's Intl                                         3,735          133,601
Yum! Brands                                          9,476          363,784
Total                                                             2,352,813

Retail -- drugstores (0.5%)
CVS                                                 13,002          544,394
Walgreen                                            33,542        1,220,929
Total                                                             1,765,323

Retail -- general (5.5%)
AutoZone                                             2,719(b)       209,907
Bed Bath & Beyond                                    9,839(b)       348,202
Best Buy                                            10,620          511,459
Big Lots                                             3,774(b)        46,194
Circuit City Stores                                  6,506           91,735
Costco Wholesale                                    15,024          610,876
Dillard's Cl A                                       2,736           62,353
Dollar General                                      10,789          208,228
Family Dollar Stores                                 5,616          156,462
Federated Dept Stores                                5,888          282,153
Gap                                                 29,471          668,992
Home Depot                                          72,771        2,453,837
Kohl's                                              11,159(b)       510,636
Limited Brands                                      15,432          315,430
Lowe's Companies                                    25,740        1,254,053
May Dept Stores                                      9,523          252,645
Nordstrom                                            4,552          199,833
Office Depot                                        10,245(b)       168,018
Penney (JC)                                          9,237          369,480
RadioShack                                           5,270          147,297
Sears, Roebuck & Co                                  6,965          255,476
Staples                                             16,284          470,282
Target                                              29,901        1,303,683
Tiffany                                              4,794          171,386
TJX Companies                                       16,200          380,214
Toys "R" Us                                          7,008(b)       115,352
Wal-Mart Stores                                    140,403        7,442,762
Total                                                            19,006,945

Retail -- grocery (0.3%)
Albertson's                                         12,036          293,558
Kroger                                              24,307(b)       384,050
Safeway                                             14,615(b)       308,815
SUPERVALU                                            4,410          125,950
Winn-Dixie Stores                                    4,655           29,420
Total                                                             1,141,793

Telecom equipment & services (1.4%)
ADC Telecommunications                              26,478(b)        63,547
Andrew Corp                                          5,259(b)        57,060
Avaya                                               14,530(b)       212,865
CIENA                                               18,584(b)        52,407
Corning                                             44,920(b)       555,211
JDS Uniphase                                        47,152(b)       162,674
Lucent Technologies                                140,298(b)       427,909
Motorola                                            76,748        1,222,596
QUALCOMM                                            26,519        1,831,932
Scientific-Atlanta                                   5,013          154,150
Tellabs                                             13,616(b)       121,319
Total                                                             4,861,670

Textiles & apparel (0.3%)
Jones Apparel Group                                  4,130          154,256
Liz Claiborne                                        3,628          131,297
Nike Cl B                                            8,644          628,505
Reebok Intl                                          1,968           67,030
VF                                                   3,592          179,636
Total                                                             1,160,724

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Issuer                                             Shares          Value(a)

Utilities -- electric (2.5%)
AES                                                 20,863(b)      $201,328
Allegheny Energy                                     4,160(b)        61,734
Ameren                                               6,322          282,530
American Electric Power                             12,953          402,968
Calpine                                             13,621(b)        52,577
CenterPoint Energy                                  10,061          116,808
Cinergy                                              5,893          225,407
CMS Energy                                           5,354(b)        48,347
Consolidated Edison                                  7,890          323,253
Constellation Energy Group                           5,521          212,835
Dominion Resources                                  10,694          678,641
DTE Energy                                           5,678          228,085
Duke Energy                                         29,953          643,990
Edison Intl                                         10,664          285,795
Entergy                                              7,534          433,205
Exelon                                              21,634          755,027
FirstEnergy                                         10,801          422,319
FPL Group                                            6,048          407,212
PG&E                                                13,716(b)       391,455
Pinnacle West Capital                                2,994          121,257
PPL                                                  5,817          269,618
Progress Energy                                      8,076          340,323
Public Service Enterprise Group                      7,750          302,250
Southern Co                                         24,141          706,848
TECO Energy                                          6,170           79,593
TXU                                                  9,946          394,458
Xcel Energy                                         13,070          223,497
Total                                                             8,611,360

Utilities -- natural gas (0.4%)
Dynegy Cl A                                         12,411(b)        52,126
El Paso                                             20,985          165,572
KeySpan                                              5,244          188,732
Kinder Morgan                                        4,061          243,700
Kinder Morgan Management LLC                         --(b)               16
Nicor                                                1,441           47,712
NiSource                                             8,621          178,455
Peoples Energy                                       1,234           48,126
Sempra Energy                                        7,526          269,054
Williams Companies                                  17,019          206,781
Total                                                             1,400,274

Utilities -- telephone (3.0%)
ALLTEL                                              10,093          524,836
AT&T                                                25,994          392,509
BellSouth                                           60,055        1,626,890
CenturyTel                                           4,551          141,035
Citizens Communications                              9,410(b)       135,504
McLeodUSA Cl A Escrow                                2,746(b,d,f)        --
Qwest Communications Intl                           58,415(b)       227,234
SBC Communications                                 108,426        2,747,516
Sprint (FON Group)                                  46,696          872,281
Verizon Communications                              90,699        3,495,540
Total                                                            10,163,345

Total common stocks
(Cost: $312,902,638)                                           $336,883,579

Other (--%)(b)
Issuer                                             Shares          Value(a)

Bank United
  Rights                                                60               $4
Orbital Sciences
  Warrants                                              13               88
Spectrasite
  Warrants                                               5              280

Total other
(Cost: $10,942)                                                        $372

Short-term securities (1.9%)
Issuer                 Effective                   Amount          Value(a)
                         yield                   payable at
                                                  maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
  09-15-04                1.27%                   $500,000         $499,174
Federal Home Loan Mtge Corp Disc Nts
  08-20-04                1.21                     800,000          799,435
  08-23-04                1.26                     600,000          599,496
  08-24-04                1.27                   1,400,000        1,398,766
  08-26-04                1.26                   1,200,000        1,198,869
Federal Natl Mtge Assn Disc Nt
  09-22-04                1.31                   2,000,000        1,996,065

Total short-term securities
(Cost: $6,492,073)                                               $6,491,805

Total investments in securities
(Cost: $319,405,653)(g)                                        $343,375,756

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2004, the value of foreign securities represented 1.0% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at July 31, 2004, is as follows:

     Security                         Acquisition                      Cost
                                         date
     McLeodUSA Cl A Escrow              5-15-02                         $--

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

     Type of security                                             Contracts
     Purchase contracts

     E-Mini S&P 500 Index, Sept. 2004                                    70
     S&P 500 Index, Sept. 2004                                            9

(f)  Negligible market value.

(g) At July 31, 2004, the cost of securities for federal income tax purposes was approximately $319,406,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 41,184,000
     Unrealized depreciation                                    (17,214,000)
                                                                -----------
     Net unrealized appreciation                               $ 23,970,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP S&P 500 Index Fund

July 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $319,405,653)                                                                      $343,375,756
Cash in bank on demand deposit                                                                              108,470
Capital shares receivable                                                                                     5,072
Dividends and accrued interest receivable                                                                   417,924
Receivable for investment securities sold                                                                    33,320
                                                                                                             ------
Total assets                                                                                            343,940,542
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       82,750
Payable for investment securities purchased                                                                 260,394
Accrued investment management services fee                                                                    2,250
Accrued distribution fee                                                                                        444
Accrued transfer agency fee                                                                                   1,944
Accrued administrative services fee                                                                             750
Other accrued expenses                                                                                       65,952
                                                                                                             ------
Total liabilities                                                                                           414,484
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $343,526,058
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    798,524
Additional paid-in capital                                                                              377,294,119
Undistributed net investment income                                                                       3,104,250
Accumulated net realized gain (loss) (Note 7)                                                           (61,489,130)
Unrealized appreciation (depreciation) on investments (Note 5)                                           23,818,295
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $343,526,058
                                                                                                       ============
Net assets applicable to outstanding shares:                  Class D                                  $ 65,087,321
                                                              Class E                                  $278,438,737
Net asset value per share of outstanding capital stock:       Class D shares          15,190,593       $       4.28
                                                              Class E shares          64,661,823       $       4.31
                                                                                      ----------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP S&P 500 Index Fund
Six months ended July 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                              $  3,360,118
Interest                                                                                                    223,579
Fee income from securities lending (Note 3)                                                                   1,242
                                                                                                              -----
Total income                                                                                              3,584,939
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          494,334
Distribution fee -- Class D                                                                                  84,039
Transfer agency fee                                                                                         250,820
Administrative services fees and expenses                                                                   168,801
Compensation of board members                                                                                 4,713
Custodian fees                                                                                               47,806
Printing and postage                                                                                         29,402
Registration fees                                                                                            31,823
Licensing fees                                                                                               17,329
Audit fees                                                                                                    9,750
Other                                                                                                         9,188
                                                                                                              -----
Total expenses                                                                                            1,148,005
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (263,659)
                                                                                                           --------
                                                                                                            884,346
   Earnings credits on cash balances (Note 2)                                                                  (637)
                                                                                                               ----
Total net expenses                                                                                          883,709
                                                                                                            -------
Investment income (loss) -- net                                                                           2,701,230
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (18,753,178)
   Futures contracts                                                                                         24,800
                                                                                                             ------
Net realized gain (loss) on investments                                                                 (18,728,378)
Net change in unrealized appreciation (depreciation) on investments                                       8,817,519
                                                                                                          ---------
Net gain (loss) on investments                                                                           (9,910,859)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ (7,209,629)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP S&P 500 Index Fund
                                                                                      July 31, 2004    Jan. 31, 2004
                                                                                    Six months ended    Year ended
                                                                                       (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                     $   2,701,230      $  5,304,448
Net realized gain (loss) on investments                                               (18,728,378)           89,377
Net change in unrealized appreciation (depreciation) on investments                     8,817,519       111,276,001
                                                                                        ---------       -----------
Net increase (decrease) in net assets resulting from operations                        (7,209,629)      116,669,826
                                                                                       ----------       -----------
Distributions to shareholders from:
   Net investment income
     Class D                                                                                   --          (710,198)
     Class E                                                                                   --        (4,879,553)
                                                                                       ----------       -----------
Total distributions                                                                            --        (5,589,751)
                                                                                       ----------       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class D shares                                                                       8,546,678        15,544,084
   Class E shares                                                                      25,593,139        93,921,439
Reinvestment of distributions at net asset value
   Class D shares                                                                              --           654,104
   Class E shares                                                                              --         4,774,806
Payments for redemptions
   Class D shares                                                                     (12,376,354)      (18,493,842)
   Class E shares                                                                    (139,894,842)      (55,451,143)
                                                                                     ------------       -----------
Increase (decrease) in net assets from capital share transactions                    (118,131,379)       40,949,448
                                                                                     ------------        ----------
Total increase (decrease) in net assets                                              (125,341,008)      152,029,523
Net assets at beginning of period                                                     468,867,066       316,837,543
                                                                                      -----------       -----------
Net assets at end of period                                                         $ 343,526,058      $468,867,066
                                                                                    =============      ============
Undistributed net investment income                                                 $   3,104,250      $    403,020
                                                                                    -------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP S&P 500 Index Fund

(Unaudited as to July 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While the Fund may track its index closely, it is typically unable to match the performance of the index exactly, primarily due to fund operating expenses and transaction costs.

The Fund offers Class D and Class E shares and are sold without a sales charge. Class E shares are only available to American Express brokerage accounts or qualifying institutional investors.

Both classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs between classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Option transactions

As part of its indexing strategy, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Futures transactions

As part of its indexing strategy, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
20 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Illiquid securities

As of July 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of July 31, 2004 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.24% to 0.21% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.080% to 0.065% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
21 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class D $19.50

o  Class E $19.50

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class D shares.

For the six months ended July 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.64% for Class D and 0.39% for Class E. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Jan. 31, 2005. Under this agreement, net expenses will not exceed 0.64% for Class D and 0.39% for Class E.

Shares held in the Fund for less than 180 days are subject to a redemption fee of 0.50% of the proceeds of the redeemed shares. The redemption fee is retained by the Fund and accounted for as an addition to paid-in capital. For accounts under $10,000, an annual fee of $10 is charged and deducted from the shareholder's account.

During the six months ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $637 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,430,202 and $113,999,278, respectively, for the six months ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $1,242 for the six months ended July 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
22 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                               Six months ended July 31, 2004
                                                Class D               Class E
Sold                                          1,951,911             5,801,939
Issued for reinvested distributions                  --                    --
Redeemed                                     (2,851,416)          (31,847,868)
                                             ----------           -----------
Net increase (decrease)                        (899,505)          (26,045,929)
                                               --------           -----------

                                                  Year ended Jan. 31, 2004
                                                Class D               Class E
Sold                                          4,044,951            25,006,777
Issued for reinvested distributions             155,369             1,128,796
Redeemed                                     (4,978,115)          (13,936,120)
                                             ----------           -----------
Net increase (decrease)                        (777,795)           12,199,453
                                               --------            ----------

5. STOCK INDEX FUTURES CONTRACTS

As of July 31, 2004, investments in securities included securities valued at $1,330,000 that were pledged as collateral to cover initial margin deposits on 79 open purchase contracts. The notional market value of the open purchase contracts as of July 31, 2004 was $6,331,325 with a net unrealized loss of $151,808. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended July 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $34,310,462 as of Jan. 31, 2004, that if not offset by capital gains will expire as follows:

                2009         2010         2011          2012         2013
             $2,387,603   $5,744,216   $5,131,687    $16,696,841  $4,350,115

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class D
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2004(f)      2004       2003       2002       2001
Net asset value, beginning of period                                     $4.38        $3.31     $ 4.36      $5.30      $5.42
Income from investment operations:
Net investment income (loss)                                               .03          .04        .03        .02        .02
Net gains (losses) (both realized and unrealized)                         (.13)        1.07      (1.05)      (.91)      (.12)
Total from investment operations                                          (.10)        1.11      (1.02)      (.89)      (.10)
Less distributions:
Dividends from net investment income                                        --         (.04)      (.03)      (.02)      (.01)
Distributions from realized gains                                           --           --         --       (.03)      (.01)
Total distributions                                                         --         (.04)      (.03)      (.05)      (.02)
Net asset value, end of period                                           $4.28        $4.38     $ 3.31      $4.36      $5.30

Ratios/supplemental data
Net assets, end of period (in millions)                                    $65          $70        $56        $38        $21
Ratio of expenses to average daily net assets(b),(c)                      .64%(d)      .64%       .63%       .64%       .62%
Ratio of net investment income (loss) to average daily net assets        1.09%(d)     1.13%      1.03%       .74%       .65%
Portfolio turnover rate (excluding short-term securities)                   2%           4%         9%        27%        82%
Total return                                                            (2.28%)(e)   33.72%    (23.43%)   (16.74%)    (1.73%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class D would have been 0.77% for the six months ended July 31, 2004 and 0.69%, 0.84%, 0.97% and 1.18% for the years ended Jan. 31, 2004, 2003, 2002 and 2001, respectively.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended July 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
24 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Class E
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2004(f)      2004       2003       2002       2001
Net asset value, beginning of period                                     $4.39        $3.32     $ 4.37      $5.31      $5.42
Income from investment operations:
Net investment income (loss)                                               .04          .05        .04        .03        .03
Net gains (losses) (both realized and unrealized)                         (.12)        1.07      (1.05)      (.91)      (.11)
Total from investment operations                                          (.08)        1.12      (1.01)      (.88)      (.08)
Less distributions:
Dividends from net investment income                                        --         (.05)      (.04)      (.03)      (.02)
Distributions from realized gains                                           --           --         --       (.03)      (.01)
Total distributions                                                         --         (.05)      (.04)      (.06)      (.03)
Net asset value, end of period                                           $4.31        $4.39     $ 3.32      $4.37      $5.31

Ratios/supplemental data
Net assets, end of period (in millions)                                   $278         $398       $261       $187        $87
Ratio of expenses to average daily net assets(b),(c)                      .39%(d)      .39%       .38%       .39%       .35%
Ratio of net investment income (loss) to average daily net assets        1.35%(d)     1.37%      1.30%       .98%      1.05%
Portfolio turnover rate (excluding short-term securities)                   2%           4%         9%        27%        82%
Total return                                                            (1.82%)(e)   33.91%    (23.24%)   (16.55%)    (1.35%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class E would have been 0.52% for the six months ended July 31, 2004 and 0.44%, 0.59%, 0.72% and 0.73% for the years ended Jan. 31, 2004, 2003, 2002 and 2001, respectively.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended July 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
25 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled Expenses paid during the period to estimate the expenses you paid on your account during this period. An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). This fee will not apply to certain qualifying institutional investors. If your account value is below $10,000, the impact to your ending account value would be a decrease of $10 and the total expenses paid during the period would be an increase of $10.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). This fee will not apply to certain qualifying institutional investors. If your account value is below $10,000, the impact to your ending account value would be a decrease of $10 and the total expenses paid during the period would be an increase of $10.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
26 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

                                                Beginning              Ending                       Expenses paid
                                              account value         account value                 during the period
                                              Feb. 1, 2004          July 31, 2004            Feb. 1, 2004-July 31, 2004
 Class D
   Actual(c)                                     $1,000               $977.20                         $3.15(a)
   Hypothetical (5% return before expenses)      $1,000             $1,021.68                         $3.22(a)
 Class E
   Actual(c)                                     $1,000               $981.80                         $1.92(b)
   Hypothetical (5% return before expenses)      $1,000             $1,022.92                         $1.96(b)

(a) Expenses are equal to the Fund's Class D annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class E annualized expense ratio of 0.39%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Based on the actual return for the six months ended July 31, 2004: (2.28%) for Class D and (1.82%) for Class E.

--------------------------------------------------------------------------------
27 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
28 -- AXP S&P 500 INDEX FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Market Advantage Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 1, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          October 1, 2004